                                                      FILED PURSUANT TO RULE 433
                                           REGISTRATION STATEMENT NO. 333-130755

STRUCTURAL AND COLLATERAL INFORMATION

$1,977,401,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,347,065,783 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.,
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
OFFERED CLASSES A-1, A-2, A-3, A-4A, A-4B, A-1A, A-SM, A-M AND A-J CERTIFICATES

COMMERCIAL MORTGAGE LOAN TRUST 2008-LS1
ISSUING ENTITY

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR AND MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

FEBRUARY 2008

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT
THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING
EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY
UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND
YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU
E-MAIL A REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE
SECURITIES MAY NOT BE SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES
LLC AND THE OTHER UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL
POSITIONS IN THESE SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN
INVESTMENT OR COMMERCIAL BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT
NOTICE REGARDING THE OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

                                   ----------

                        BANC OF AMERICA SECURITIES LLC

                                   ----------

                                 LEHMAN BROTHERS

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU;
ANY "INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES"
GENERATED BY US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR
THE PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE
WILL OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE
CLOSING DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR
CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR
LIABILITY BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION
OCCURS, WE WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE
MATERIAL CHANGE AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE
YOUR INTEREST IN PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE
TO DO SO WITHIN SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR
RECEIPT OF THE REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC and Lehman Brothers Inc. (each an "Underwriter" and, together, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

                                   ----------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX
PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE
UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS
OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR
PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-130755.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                TABLE OF CONTENTS

Transaction Structure
   Structure Overview ..................................................        5
   Transaction Terms ...................................................        7
Mortgage Pool Characteristics as of the Cut-off Date

   Prepayment Provisions Based On Outstanding Principal Balance -- All
   Mortgage Loans ......................................................       17
   Prepayment Provisions Based On Outstanding Principal Balance -- Loan
   Group 1 Mortgage Loans ..............................................       18
   Prepayment Provisions Based On Outstanding Principal Balance -- Loan
   Group 2 Mortgage Loans ..............................................       19
   Mortgage Loan Balloon Payments Related to Selected Classes ..........       20
Ten Largest Mortgage Loans or Cross-Collateralized Sets of
      Mortgage Loans
   Ten Largest Mortgage Loans or Cross-Collateralized Sets of Mortgage

   Memphis and Orlando Office Portfolio (Cross-Collateralized Set of

Contact Information ....................................................   Back Cover

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

            CERTIFICATE   ANTICIPATED    APPROXIMATE   APPROXIMATE
             BALANCE OR     RATINGS      PERCENTAGE      INITIAL
              NOTIONAL      MOODY'S/     OF INITIAL       CREDIT
CLASS        AMOUNT(1)       S&P(2)     POOL BALANCE     SUPPORT
------------------------------------------------------------------

 A-1(4)    $ 28,873,000     Aaa/AAA         1.230%        33.000%
 A-2(4)    $ 76,103,000     Aaa/AAA         3.242%        33.000%
 A-3(4)    $ 75,846,000     Aaa/AAA         3.232%        33.000%
 A-4A(4)   $134,000,000     Aaa/AAA         5.709%        33.000%
 A-4B(4)   $827,781,000     Aaa/AAA        35.269%        33.000%
 A-1A(4)   $429,931,000     Aaa/AAA        18.318%        33.000%
 A-SM      $ 70,411,000     Aaa/AAA         3.000%        30.000%
 A-M       $234,706,000     Aaa/AAA        10.000%        20.000%
 A-J       $ 99,750,000     Aaa/AAA         4.250%        15.750%

                        WEIGHTED                        ASSUMED
                         AVERAGE                         FINAL
                          LIFE       PRINCIPAL       DISTRIBUTION
CLASS      RATE TYPE   (YEARS)(3)    WINDOW(3)          DATE(3)
-------------------------------------------------------------------

 A-1(4)       (5)          2.51       1 -- 50       May 10, 2012
 A-2(4)       (5)          4.20      50 -- 54    September 10, 2012
 A-3(4)       (5)          6.86      54 -- 108     March 10, 2017
 A-4A(4)      (5)          9.14     108 -- 111      June 10, 2017
 A-4B(4)      (5)          9.30     111 -- 114   September 10, 2017
 A-1A(4)      (5)          8.62      1 -- 114    September 10, 2017
 A-SM         (5)          9.48     114 -- 114   September 10, 2017
 A-M          (5)          9.49     114 -- 115    October 10, 2017
 A-J          (5)          9.56     115 -- 115    October 10, 2017

NON-OFFERED CERTIFICATES(6)

          CERTIFICATE      ANTICIPATED    APPROXIMATE
           BALANCE OR        RATINGS      PERCENTAGE
            NOTIONAL         MOODY'S/     OF INITIAL
CLASS      AMOUNT(1)          S&P(2)     POOL BALANCE
-----------------------------------------------------

XW      $2,347,065,783(7)  Aaa/AAA          N/A
B       $   32,272,000     Aa1/AA+          1.375%
C       $   29,338,000     Aa2/AA           1.250%
D       $   23,470,000     Aa3/AA-          1.000%
E       $   23,470,000     A1/A+            1.000%
F       $   26,404,000     A2/A             1.125%
G       $   23,470,000     A3/A-            1.000%
H       $   29,338,000     Baa1/BBB+        1.250%
J       $   29,338,000     Baa2/BBB         1.250%
K       $   29,338,000     Baa3/BBB-        1.250%
L       $    8,801,000     Ba1/BB+          0.375%
M       $    8,801,000     Ba2/BB           0.375%
N       $    8,801,000     Ba3/BB-          0.375%
O       $    5,867,000     B1/B+            0.250%
P       $    8,801,000     B2/B             0.375%
Q       $   11,735,000     B3/B-            0.500%
S       $   70,420,783     UR/UR            3.000%

        APPROXIMATE                       WEIGHTED                      ASSUMED
          INITIAL                          AVERAGE                       FINAL
           CREDIT                           LIFE       PRINCIPAL      DISTRIBUTION
CLASS     SUPPORT         RATE TYPE      (YEARS)(3)    WINDOW(3)         DATE(3)
------------------------------------------------------------------------------------

XW        N/A         Variable Rate(7)          (7)   N/A          N/A
B         14.375%             (5)           9.56      115 -- 115    October 10, 2017
C         13.125%             (5)           9.56      115 -- 115    October 10, 2017
D         12.125%             (5)           9.56      115 -- 115    October 10, 2017
E         11.125%             (5)           9.56      115 -- 115    October 10, 2017
F         10.000%             (5)           9.56      115 -- 115    October 10, 2017
G          9.000%             (5)           9.56      115 -- 115    October 10, 2017
H          7.750%             (5)           9.56      115 -- 115    October 10, 2017
J          6.500%             (5)           9.62      115 -- 116   November 10, 2017
K          5.250%             (5)           9.64      116 -- 116   November 10, 2017
L          4.875%     Min(Fixed, WAC)(8)    9.64      116 -- 116   November 10, 2017
M          4.500%     Min(Fixed, WAC)(8)    9.64      116 -- 116   November 10, 2017
N          4.125%     Min(Fixed, WAC)(8)    9.64      116 -- 116   November 10, 2017
O          3.875%     Min(Fixed, WAC)(8)    9.64      116 -- 116   November 10, 2017
P          3.500%     Min(Fixed, WAC)(8)    9.64      116 -- 116   November 10, 2017
Q          3.000%     Min(Fixed, WAC)(8)    9.64      116 -- 116   November 10, 2017
S          0.000%     Min(Fixed, WAC)(8)    9.76      116 -- 124     July 10, 2018

(1)  As of the delivery date. Subject to a variance of plus or minus 5.0%.

(2)  It is a condition to their issuance that the classes of certificates be assigned ratings by Moody's Investors Service, Inc. and/or Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. no lower than those set forth in the chart above. The ratings on the offered certificates do not represent any assessments of: (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated, (iii) whether and to what extent prepayment premiums or yield maintenance charges will be collected on the mortgage loans in connection with such prepayments or the corresponding effect on yield to investors or (iv) whether and to what extent default interest will be received or net aggregate prepayment interest shortfalls will be realized. See "RATINGS" in the prospectus supplement.

(3)  Based on the maturity assumptions (as defined under "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement). As of the delivery date, the
     "assumed final distribution date" with respect to any class of offered certificates is the distribution date on which the final distribution would occur for such class of certificates based upon the assumptions, among others, that all payments are made when due and that no mortgage loan is prepaid, in whole or in part, prior to its related maturity date, any mortgage loan with an anticipated repayment date is not prepaid prior to, but is paid in its entirety on its anticipated repayment date, and otherwise based on the maturity assumptions described in this prospectus supplement, if any. The actual performance and experience of the mortgage loans will likely differ from such assumptions. See "YIELD AND MATURITY
     CONSIDERATIONS" in the prospectus supplement.

(4)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3, Class A-4A, Class A-4B and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 185 mortgage loans, representing approximately 81.7% of the initial pool balance. Loan group 2 will consist of 54 mortgage loans, representing approximately 18.3% of the initial pool balance. Loan group 2 will include approximately 100.0% of the initial pool balance of all the mortgage loans secured by multifamily properties and will include approximately 66.6% of the initial pool balance of all the mortgage loans secured by manufactured housing properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-1A and Class XW
     Certificates, interest distributions on the Class A-1, Class A-2, Class
     A-3, Class A-4A and Class A-4B Certificates will be based upon amounts available relating to mortgage loans in loan group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2. Interest distributions on the Class XW Certificates will be based on amounts available relating to mortgage loans in loan group 1 and loan group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-4A and
     Class A-4B Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in loan group 2 until the certificate balances of the Class
     A-1, Class A-2, Class A-3, Class A-4A and Class A-4B Certificates have been reduced to zero. However, on and after any distribution date on which the certificate balances of the Class A-SM through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1,
     Class A-2, Class A-3, Class A-4A, Class A-4B and Class A-1A Certificates
     pro rata without regard to loan groups.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

(5)  The Class A-1, Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-1A,
     Class A-SM, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class
     F, Class G, Class H, Class J and Class K Certificates will accrue interest at either: (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(6)  Not offered by the prospectus supplement. The Class V Certificates
     (representing the right to receive payments of excess interest received with respect to the mortgage loans with an anticipated repayment date) and the Class R-I and Class R-II Certificates (representing the sole class of
     "residual interests" in REMIC I and REMIC II, respectively) are also not offered by the prospectus supplement. Any information we provide in the prospectus supplement regarding the terms of these certificates is provided only to enhance your understanding of the Offered Certificates.

(7)  The Class XW Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XW Certificates as described in the prospectus supplement. The interest rate applicable to the Class XW Certificates for each distribution date will be as described in the prospectus supplement.
     See "DESCRIPTION OF THE CERTIFICATES--Pass-Through Rates" in the prospectus supplement.

(8)  The Class L, Class M, Class N, Class O, Class P, Class Q and Class S
     Certificates will each accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        6

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 2008.

ISSUE TYPE                       REMIC. Class A-1, A-2, A-3, A-4A, A-4B, A-1A,
                                 A-SM, A-M and A-J Certificates (collectively,
                                 the "Offered Certificates") are offered
                                 publicly.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-off Date, which is March
                                 1, 2008. All percentages presented herein are
                                 approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 239 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 balance as of the Cut-off Date of
                                 $2,347,065,783 (the "Initial Pool Balance").
                                 For purposes of making distributions to the
                                 Class A-1, A-2, A-3, A-4A, A-4B and A-1A
                                 Certificates, the Mortgage Pool will be deemed
                                 to consist of two distinct loan groups, Loan
                                 Group 1 and Loan Group 2. Loan Group 1 will
                                 consist of 185 Mortgage Loans, representing
                                 approximately 81.7% of the Initial Pool Balance
                                 as of the Cut-off Date. Loan Group 2 will
                                 consist of 54 Mortgage Loans, representing
                                 approximately 18.3% of the Initial Pool Balance
                                 as of the Cut-off Date. The Mortgage Loans are
                                 secured by 296 properties (the "Mortgaged
                                 Properties") located throughout 38 states.

DEPOSITOR                        Banc of America Commercial Mortgage Inc.

ISSUING ENTITY                   Commercial Mortgage Loan Trust 2008-LS1.

SPONSOR                          Bank of America, National Association ("Bank of
                                 America" or "BofA").

MORTGAGE LOAN SELLER             Bank of America.

UNDERWRITERS                     Banc of America Securities LLC is acting as
                                 lead manager and sole bookrunner with respect
                                 to all classes of Offered Certificates. Lehman
                                 Brothers Inc. is acting as co-manager.

TRUSTEE                          Wells Fargo Bank, N.A.

CERTIFICATE ADMINISTRATOR        LaSalle Bank National Association.
AND REMIC ADMINISTRATOR

MASTER SERVICER                  Bank of America, National Association, for all
                                 of the mortgage loans other than the 600 West
                                 Chicago Pari Passu Mortgage Loan (identified as
                                 Loan No. 3290269 on ANNEX A to the prospectus
                                 supplement), which will be serviced by Wachovia
                                 Bank, National Association pursuant to the
                                 terms of the pooling and servicing agreement
                                 relating to the Citigroup Commercial Mortgage
                                 Trust, Commercial Pass-Through Certificates,
                                 Series 2007-C6. See "THE SERVICERS--The Master
                                 Servicer" in the prospectus supplement.

SPECIAL SERVICER                 LNR Partners, Inc. for all of the mortgage
                                 loans other than the 600 West Chicago Pari
                                 Passu Mortgage Loan (identified as Loan No.
                                 3290269 on ANNEX A to the prospectus
                                 supplement), which will be serviced by
                                 CWCapital Asset Management LLC pursuant to the
                                 terms of the pooling and servicing agreement
                                 relating to the Citigroup Commercial Mortgage
                                 Trust, Commercial Pass-Through Certificates,
                                 Series 2007-C6. See "THE SERVICERS--The Special
                                 Servicer" in the prospectus supplement.

RATING AGENCIES                  Moody's Investors Service, Inc. ("Moody's") and
                                 Standard & Poor's Ratings Services, a division
                                 of The McGraw-Hill Companies, Inc. ("S&P").

DENOMINATIONS                    $10,000 minimum for the Class A-1, A-2, A-3,
                                 A-4A, A-4B, A-1A, A-SM, A-M and Class A-J
                                 Certificates.

SETTLEMENT DATE                  On or about March 18, 2008.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        7

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

DISTRIBUTION DATE                The 10th day of each month, or if such 10th day
                                 is not a Business Day, the next succeeding
                                 Business Day. The first Distribution Date with
                                 respect to the Offered Certificates will occur
                                 in April 2008.

DETERMINATION DATE               For any Distribution Date, the earlier of (i)
                                 the 6th day of the month in which the related
                                 Distribution Date occurs, or if such 6th day is
                                 not a Business Day, then the immediately
                                 preceding Business Day, and (ii) the fourth
                                 Business Day prior to the related Distribution
                                 Date.

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 certificate balance of such Class during the
                                 prior calendar month. Interest will be
                                 distributed on each Distribution Date in
                                 sequential order of class designations with the
                                 Class A-1, A-2, A-3, A-4A, A-4B, A-1A and XW
                                 Certificates ranking pari passu in entitlement
                                 to interest. For additional discussion of the
                                 interest distributions, see "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions" in the prospectus
                                 supplement.

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date to the Class of Sequential
                                 Pay Certificates outstanding with the earliest
                                 sequential Class designation until its
                                 Certificate Balance is reduced to zero.
                                 Generally, the Class A-1, A-2, A-3, A-4A and
                                 A-4B Certificates will only be entitled to
                                 receive distributions of principal collected or
                                 advanced in respect of Mortgage Loans in Loan
                                 Group 1 until the Certificate Balance of the
                                 Class A-1A Certificates has been reduced to
                                 zero, and the Class A-1A Certificates will only
                                 be entitled to receive distributions of
                                 principal collected or advanced in respect of
                                 Mortgage Loans in Loan Group 2 until the
                                 Certificate Balances of the Class A-1, A-2,
                                 A-3, A-4A and A-4B Certificates have been
                                 reduced to zero. If, due to losses, the
                                 Certificate Balances of the Class A-SM through
                                 Class S Certificates are reduced to zero but
                                 any two or more classes of Class A-1, A-2, A-3,
                                 A-4A, A-4B or A-1A Certificates remain
                                 outstanding, payments of principal to the
                                 outstanding Class A-1, A-2, A-3, A-4A, A-4B and
                                 A-1A Certificates will be made on a pro rata
                                 basis without regard to loan groups. For
                                 additional discussion of the principal
                                 distributions, see "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions" in the prospectus
                                 supplement.

LOSSES                           To be applied first to the Class S Certificates
                                 until the Certificate Balance is reduced to
                                 zero, then to the next most subordinate Class
                                 of sequential pay certificates until the
                                 certificate balance of each such succeeding
                                 Class of sequential pay certificates is reduced
                                 to zero, and following the reduction of the
                                 Certificate Balance of the Class A-SM
                                 Certificates to zero, pro rata to the Class
                                 A-1, A-2, A-3, A-4A, A-4B and A-1A
                                 Certificates; however (i) with respect to each
                                 of (A) the 600 West Chicago Pari Passu Mortgage
                                 Loan (Loan No. 3290269), the pro rata portion
                                 of the losses allocable to the pari passu notes
                                 included in the Trust Fund will be applied to
                                 the classes of sequential pay certificates as
                                 described above and (ii) with respect to (W)
                                 the Capitol Square Office Building A/B Mortgage
                                 Loan (Loan No. 3290772), (X) the AmSouth Center
                                 -- Shreveport A/B Mortgage Loan (Loan No.
                                 3290434), (Y) the Augusta Woods A/B Mortgage
                                 Loan (Loan No. 3290509) and (Z) the Viking
                                 Plaza A/B Mortgage Loan (Loan No. 3293511),
                                 losses will be applied first to the subordinate
                                 note(s), and then to the senior note(s) (which
                                 losses, when so allocated, will be applied to
                                 the classes of sequential pay certificates as
                                 described above).

PREPAYMENT PREMIUMS              The manner in which any prepayment premiums
                                 received during a particular Collection Period
                                 will be allocated to one or more of the classes
                                 of Offered Certificates is described in

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        8

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

                                 the "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions--Distributions of
                                 Prepayment Premiums" in the prospectus
                                 supplement.

ADVANCES                         Subject to certain limitations, including, but
                                 not limited to, a recoverability determination,
                                 the Master Servicer will be required to advance
                                 certain principal and interest payments and
                                 other expenses. In the event that the Master
                                 Servicer fails to make such advances, the
                                 Trustee may be required to do so.

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust, in whole but not in
                                 part, and purchase the remaining assets of the
                                 Trust on or after the Distribution Date on
                                 which the Stated Principal Balance of the
                                 Mortgage Loans then outstanding is less than 1%
                                 of the Initial Pool Balance. Such purchase
                                 price will generally be at a price equal to the
                                 unpaid aggregate principal balance of the
                                 Mortgage Loans (or fair market value in the
                                 case of REO properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

CONTROLLING CLASS                The most subordinate class of sequential pay
                                 certificates with an outstanding certificate
                                 balance at least equal to 25% of its initial
                                 certificate balance or, if no such Class
                                 satisfies such criteria, the class of
                                 sequential pay certificates with the then
                                 largest outstanding class balance.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

SMMEA                            The Offered Certificates are not expected to be
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                        9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

                                                                     MORTGAGE POOL      LOAN GROUP 1      LOAN GROUP 2
                                                                    ---------------   ---------------   ---------------

Number of Mortgage Loans .......................................                239               185                54
Number of Mortgaged Properties .................................                296               231                65
Aggregate Balance of all Mortgage Loans(1) .....................    $ 2,347,065,783   $ 1,917,134,762   $   429,931,021
Number of Balloon Loans(2)(3)(5) ...............................                209               159                50
Aggregate Balance of Balloon Loans(2)(3)(5) ....................    $ 1,564,044,783   $ 1,204,413,762   $   359,631,021
Number of ARD Loans(4)(5) ......................................                  6                 4                 2
Aggregate Balance of ARD Loans(4)(5) ...........................    $   103,550,000   $    75,500,000   $    28,050,000
Number of Interest Only Mortgage Loans(4) ......................                 30                26                 4
Aggregate Balance of Interest Only Mortgage Loans(4) ...........    $   783,021,000   $   712,721,000   $    70,300,000
Maximum Cut-off Date Balance ...................................    $   150,000,000   $   150,000,000   $    32,500,000
Minimum Cut-off Date Balance ...................................    $       950,000   $       950,000   $       964,538
Average Cut-off Date Balance ...................................    $     9,820,359   $    10,362,891   $     7,961,686
Number of Cross-Collateralized Sets of Mortgage Loans ..........                  5                 4                 1
Maximum Balance for a group of Cross-Collateralized Sets of
   Mortgage Loans ..............................................    $    59,495,000   $    59,495,000   $     9,577,857
Weighted Average Cut-off Date LTV Ratio ........................               73.1%             73.1%             72.9%
Maximum Cut-off Date LTV Ratio .................................               84.5%             84.5%             80.0%
Minimum Cut-off Date LTV Ratio .................................               33.4%             33.4%             45.8%
Weighted Average U/W DSCR(6) ...................................              1.30x             1.31x             1.21x
Maximum U/W DSCR(6) ............................................              2.67x             2.67x             1.47x
Minimum U/W DSCR(6) ............................................              1.01x             1.01x             1.10x
Weighted Average LTV at Maturity or Anticipated Prepayment
   Date ........................................................               68.7%             68.8%             68.0%
Range of Mortgage Loan Interest Rates ..........................    5.510% to 7.110%  5.510% to 7.110%  5.560% to 7.040%
Weighted Average Mortgage Loan Interest Rate ...................             6.085%             6.081%            6.104%
Range of Remaining Term to Maturity or Anticipated Prepayment
   Date (months) ...............................................         50 to 124          50 to 124         50 to 116
Weighted Average Remaining Term to Maturity or Anticipated
   Prepayment Date (months) ....................................               110                111               106

----------
(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  Excludes Mortgage Loans (including the ARD Loans) that are interest only until maturity.

(3)  The partial interest only Balloon Loans are also included in the Balloon
     Loans category.

(4)  Two mortgage loans, (Loan Nos. 3291283 and 3290129 representing 0.7% and
     1.7% of the initial pool balance and 0.8% and 2.1% of the group 1 balance)
     are ARD Loans and interest only mortgage loans which results in such mortgage loans appearing in each category.

(5)  Four mortgage loans (Loan Nos. 3290806, 3292836, 3290715 and 3290012 representing 2.0% of the initial pool balance (1.0% of the group 1 balance and 6.5% of the group 2 balance)) are both ARD and partial interest only balloon loans which results in such mortgage loans appearing in each category.

(6)  With respect to certain of the mortgage loans, the debt service coverage ratio was calculated taking into account various assumptions regarding the financial performance of the related Mortgaged Property on an
     "as-stabilized" and/or "as-completed" basis. For further information, see
     "DESCRIPTION OF THE MORTGAGE POOL--Performance Escrows and Letters of
     Credit", "GLOSSARY OF PRINCIPAL DEFINITIONS", ANNEX A to the prospectus supplement, the Footnotes to ANNEX A to the prospectus supplement.

*    With respect to the 600 West Chicago Pari Passu Mortgage Loan (Loan No.
     3290269 representing 5.7% of the Initial Pool Balance and 7.0% of the Group
     1 Balance), the Cut-off Date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral
     Information with respect to such loans, except as may be otherwise noted, was calculated based on the related pari passu notes. For purposes of weighting the loan-to-value ratios and debt service coverage ratios with respect to the Mortgage Loans referred to in the previous sentence, such weighting is based solely upon the outstanding principal balance of the pari passu note included in the Trust Fund.

     With respect to four Mortgage Loans: (i) the Capitol Square Office Building
     A/B Mortgage Loan (Loan No. 3290772 representing 1.4% of the Initial Pool
     Balance and 1.7% of the Group 1 Balance), (ii) the AmSouth Center --
     Shreveport A/B Mortgage Loan (Loan No. 3290434 representing 1.4% of the
     Initial Pool Balance and 1.7% of the Group 1 Balance), (iii) the Augusta
     Woods A/B Mortgage Loan (Loan No. 3290509, representing 0.5% of the Initial
     Pool Balance and 2.5% of the Group 2 Balance) and (iv) the Viking Plaza A/B
     Mortgage Loan (Loan No. 3293511 representing 0.4% of the Initial Pool
     Balance and 0.5% of the Group 1 Balance), unless otherwise stated, all references to the principal balance and related information (including
     Cut-off Date balances) are references only to the related senior note(s)
     (and exclude the related subordinate note(s)).

     Loan Numbers are set forth in ANNEX A to the prospectus supplement.

     See the "GLOSSARY OF PRINCIPAL DEFINITIONS" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios. See also "SUMMARY OF
     PROSPECTUS SUPPLEMENT--Certain Mortgage Loan Calculations" and ANNEX A (and
     the related footnotes) to the prospectus supplement for additional information relating to calculations.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the underwritten net cash flow unless otherwise noted.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       10

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

       [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED
                                   MATERIAL.]

Self Storage            1.3%
Other                   0.6%
Office                 46.0%
Multifamily            16.5%
Retail                 16.3%
Hotel                  10.1%
Industrial              5.2%
Manufactured Housing    2.3%
Mixed Use               1.7%

PROPERTY TYPE

                          NUMBER OF    AGGREGATE         % OF
                          MORTGAGED   CUT-OFF DATE   INITIAL POOL
PROPERTY TYPE            PROPERTIES     BALANCE         BALANCE
-----------------------  ----------  --------------  -------------

Office                        64     $1,079,152,201      46.0%
Multifamily                   56        388,186,487      16.5
Retail                        96        381,742,884      16.3
   Anchored                   55        195,610,303       8.3
   Unanchored                 32        152,534,956       6.5
   Shadow Anchored             9         33,597,626       1.4
Hotel                         25        236,774,936      10.1
Industrial                    19        122,906,014       5.2
Manufactured Housing          12         55,144,534       2.3
Mixed Use                     10         40,333,529       1.7
Self Storage                  12         29,825,198       1.3
Other                          2         13,000,000       0.6
                             ---     --------------     -----
TOTAL/WTD. AVERAGE:          296     $2,347,065,783     100.0%
                             ---     --------------     -----

                           WEIGHTED                     WEIGHTED                   WEIGHTED
                            AVERAGE       MIN/MAX        AVERAGE      MIN/MAX       AVERAGE
                         UNDERWRITTEN   UNDERWRITTEN  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE
PROPERTY TYPE                DSCR          DSCR         LTV RATIO    LTV RATIO       RATE
-----------------------  ------------  -------------  ------------  ------------   --------

Office                       1.30x     1.02x / 2.67x      75.8%     43.4% / 82.7%   5.904%
Multifamily                  1.21x     1.10x / 1.47x      72.8%     45.8% / 80.0%   6.080%
Retail                       1.31x     1.10x / 2.38x      67.8%     33.4% / 80.4%   6.347%
   Anchored                  1.33x     1.10x / 2.38x      65.8%     33.4% / 80.4%   6.388%
   Unanchored                1.29x     1.10x / 1.85x      69.3%     42.9% / 78.4%   6.290%
   Shadow Anchored           1.23x     1.15x / 1.42x      72.9%     58.5% / 78.1%   6.365%
Hotel                        1.41x     1.23x / 2.48x      68.3%     42.3% / 82.7%   6.430%
Industrial                   1.36x     1.01x / 1.73x      78.1%     38.6% / 84.5%   5.941%
Manufactured Housing         1.17x     1.12x / 1.46x      75.0%     64.7% / 80.0%   6.405%
Mixed Use                    1.19x     1.10x / 1.27x      67.4%     54.4% / 79.6%   6.374%
Self Storage                 1.33x     1.15x / 1.72x      69.2%     42.1% / 79.6%   6.341%
Other                        1.31x     1.30x / 1.31x      68.6%     60.0% / 69.7%   5.780%
                             ----      -------------      ----      ------------    -----
TOTAL/WTD. AVERAGE:          1.30X     1.01X / 2.67X      73.1%     33.4% / 84.5%   6.085%
                             ----      -------------      ----      ------------    -----

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       11

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

AMORTIZATION TYPE*

                                                             % OF
                                              AGGREGATE     INITIAL     % OF     % OF
                             NUMBER OF         CUT-OFF        POOL    GROUP 1   GROUP 2
                          MORTGAGE LOANS       BALANCE      BALANCE   BALANCE   BALANCE
                          --------------   --------------   -------   -------   -------

IO, Balloon                     142        $1,180,120,086     50.3%     47.2%     63.9%
Interest Only                    28           727,021,000     31.0      34.3      16.4
   3 month IO loans               1             8,254,106      0.4       0.4       0.0
   12 month IO loans              7            55,020,000      2.3       2.8       0.4
   24 month IO loans             32           158,782,000      6.8       4.9      15.1
   35 month IO loans              6            20,190,000      0.9       0.8       1.1
   36 month IO loans             39           287,045,730     12.2      13.8       5.4
   48 month IO loans              2            19,000,000      0.8       1.0       0.0
   60 month IO loans             51           533,198,250     22.7      18.9      39.8
   72 month IO loans              1             8,250,000      0.4       0.4       0.0
   84 month IO loans              1             9,100,000      0.4       0.0       2.1
   96 month IO loans              1            29,280,000      1.2       1.5       0.0
   102 month IO loans             1            52,000,000      2.2       2.7       0.0
Balloon                          63           336,374,698     14.3      14.6      13.3
Interest Only, Hyper Am           2            56,000,000      2.4       2.9       0.0
IO, Hyper Am                      4            47,550,000      2.0       1.0       6.5
                                ---        --------------    -----     -----     -----
TOTAL/WTD. AVERAGE:             239        $2,347,065,783    100.0%    100.0%    100.0%
                                ---        --------------    -----     -----     -----

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       12

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

KANSAS
1 property
$8,225,333
0.4% of total

MISSOURI
2 properties
$34,000,000
1.4% of total

ILLINOIS
17 properties
$254,311,155
10.8% of total

MINNESOTA
8 properties
$57,573,220
2.5% of total

WISCONSIN
7 properties
$23,944,000
1.0% of total

INDIANA
5 properties
$24,460,129
1.0% of total

MICHIGAN
7 properties
$44,589,455
1.9% of total

OHIO
8 properties
$86,950,958
3.7% of total

PENNSYLVANIA
6 properties
$55,358,845
2.4% of total

NEW YORK
7 properties
$26,468,113
1.1% of total

NEW HAMPSHIRE
14 properties
$26,482,667
1.1% of total

MAINE
1 property
$3,228,848
0.1% of total

MASSACHUSETTS
9 properties
$55,239,868
2.4% of total

CONNECTICUT
2 properties
$10,085,000
0.4% of total

NEW JERSEY
1 property
$1,200,000
0.1% of total

MARYLAND
5 properties
$88,230,000
3.8% of total

DELAWARE
1 property
$29,280,000
1.2% of total

WEST VIRGINIA
3 properties
$6,126,738
0.3% of total

VIRGINIA
18 properties
$361,416,278
15.4% of total

NORTH CAROLINA
25 properties
$130,872,732
5.6% of total

SOUTH CAROLINA
8 properties
$29,125,262
1.2% of total

GEORGIA
12 properties
$78,406,165
3.3% of total

FLORIDA
22 properties
$92,751,504
4.0% of total

KENTUCKY
3 properties
$13,800,000
0.6% of total

ALABAMA
1 property
$5,422,820
0.2% of total

TENNESSEE
10 properties
$90,821,489
3.9% of total

MISSISSIPPI
4 properties
$40,667,771
1.7% of total

LOUISIANA
5 properties
$47,393,603
2.0% of total

ARKANSAS
2 properties
$5,125,000
0.2% of total

TEXAS
16 properties
$89,868,122
3.8% of total

OKLAHOMA
6 properties
$11,195,000
0.5% of total

COLORADO
3 properties
$6,950,000
0.3% of total

ARIZONA
8 properties
$136,915,000
5.8% of total

CALIFORNIA
33 properties
$253,082,360
10.8% of total

NEVADA
4 properties
$36,525,000
1.6% of total

UTAH
4 properties
$40,632,233
1.7% of total

OREGON
4 properties
$19,291,114
0.8% of total

WASHINGTON
4 properties
$21,050,000
0.9% of total

GEOGRAPHIC DISTRIBUTION

                                                                                         WEIGHTED AVERAGE
MORTGAGED PROPERTY    NUMBER OF   AGGREGATE CUT-OFF   % OF INITIAL    WEIGHTED AVERAGE     CUT-OFF DATE     WEIGHTED AVERAGE
LOCATION             PROPERTIES      DATE BALANCE     POOL BALANCE   UNDERWRITTEN DSCR      LTV RATIO        MORTGAGE RATE
------------------   ----------   -----------------   ------------   -----------------   ----------------   ----------------

Virginia                  18        $  361,416,278        15.4%            1.24x               75.3%             5.763%
Illinois                  17           254,311,155        10.8             1.37x               78.0%             5.882%
California                33           253,082,360        10.8             1.25x               66.0%             6.189%
Arizona                    8           136,915,000         5.8             1.21x               70.6%             5.973%
North Carolina            25           130,872,732         5.6             1.24x               75.0%             6.157%
Florida                   22            92,751,504         4.0             1.33x               70.6%             6.353%
Tennessee                 10            90,821,489         3.9             1.35x               75.7%             6.066%
Texas                     16            89,868,122         3.8             1.27x               74.6%             6.001%
Maryland                   5            88,230,000         3.8             1.25x               75.0%             6.126%
Ohio                       8            86,950,958         3.7             1.25x               77.7%             6.442%
Other                    134           761,846,185        32.5             1.34x               71.9%             6.212%
                         ---        --------------       -----             -----               ----              -----
TOTAL:                   296        $2,347,065,783       100.0%            1.30X               73.1%             6.085%
                         ---        --------------       -----             -----               ----              -----

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 38 STATES.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       13

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
$950,000 -- $999,999                3     $    2,909,638     0.1%
$1,000,000 -- $1,999,999           31         45,853,756     2.0
$2,000,000 -- $2,999,999           32         81,743,272     3.5
$3,000,000 -- $3,999,999           23         80,141,717     3.4
$4,000,000 -- $4,999,999           26        113,424,749     4.8
$5,000,000 -- $7,499,999           43        259,028,314    11.0
$7,500,000 -- $9,999,999           16        137,795,738     5.9
$10,000,000 -- $14,999,999         22        258,702,504    11.0
$15,000,000 -- $19,999,999         17        294,891,541    12.6
$20,000,000 -- $29,999,999         12        288,125,000    12.3
$30,000,000 -- $49,999,999          9        322,449,555    13.7
$50,000,000 -- $99,999,999          3        178,000,000     7.6
$100,000,000 -- $150,000,000        2        284,000,000    12.1
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: $950,000   Max: $150,000,000   Wtd. Avg.: $9,820,359

LOCATION

                                 NO. OF          AGGREGATE
                                MORTGAGED     CUT-OFF DATE    % OF
                               PROPERTIES          BALANCE    POOL
                               ----------   --------------   -----
Virginia                            18      $  361,416,278    15.4%
Illinois                            17         254,311,155    10.8
California                          33         253,082,360    10.8
Arizona                              8         136,915,000     5.8
North Carolina                      25         130,872,732     5.6
Florida                             22          92,751,504     4.0
Tennessee                           10          90,821,489     3.9
Texas                               16          89,868,122     3.8
Maryland                             5          88,230,000     3.8
Ohio                                 8          86,950,958     3.7
Other                              134         761,846,185    32.5
                                   ---      --------------   -----
TOTAL:                             296      $2,347,065,783   100.0%
                                   ---      --------------   -----

PROPERTY TYPE

                                 NO. OF          AGGREGATE
                                MORTGAGED     CUT-OFF DATE    % OF
                               PROPERTIES          BALANCE    POOL
                               ----------   --------------   -----
Office                              64      $1,079,152,201    46.0%
Multifamily                         56         388,186,487    16.5
Retail                              96         381,742,884    16.3
   Anchored                         55         195,610,303     8.3
   Unanchored                       32         152,534,956     6.5
   Shadow Anchored                   9          33,597,626     1.4
Hotel                               25         236,774,936    10.1
Industrial                          19         122,906,014     5.2
Manufactured
   Housing                          12          55,144,534     2.3
Mixed Use                           10          40,333,529     1.7
Self Storage                        12          29,825,198     1.3
Other                                2          13,000,000     0.6
                                   ---      --------------   -----
TOTAL:                             296      $2,347,065,783   100.0%
                                   ---      --------------   -----

MORTGAGE RATE

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
5.510% -- 5.749%                   19     $  589,993,028    25.1%
5.750% -- 5.999%                   42        475,650,363    20.3
6.000% -- 6.249%                   32        284,154,693    12.1
6.250% -- 6.499%                  101        657,211,832    28.0
6.500% -- 7.110%                   45        340,055,867    14.5
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: 5.510%   Max: 7.110%   Wtd. Avg.: 6.085%

ORIGINAL TERM TO STATED MATURITY OR ARD

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
60 -- 83                            6     $  119,600,000     5.1%
84 -- 99                            1          1,500,000     0.1
100 -- 120                        230      2,214,134,945    94.3
121 -- 132                          2         11,830,839     0.5
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: 60 Months   Max: 132 Months   Wtd. Avg.: 117 Months

REMAINING TERM TO STATED MATURITY OR ARD

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
50 -- 59                            6     $  119,600,000     5.1%
60 -- 79                            1          1,500,000     0.1
100 -- 109                          9         66,043,113     2.8
110 -- 119                        222      2,156,345,938    91.9
120 -- 124                          1          3,576,733     0.2
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: 50 Months   Max: 124 Months   Wtd. Avg.: 110 Months

PREPAYMENT PROVISION SUMMARY

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
GRTR 1% PMT or
   YM/Open                          2     $    9,720,275     0.4%
Lockout/Defeasance/
   Defeasance or
   1%/Defeasance/ Open              1          1,500,000     0.1
Lockout/Defeasance/ Open          196      1,836,066,192    78.2
Lockout/GRTR 1% PMT
   or YM or Defeasance/Open         2         26,399,000     1.1
Lockout/GRTR 1% PMT or
   YM/Declining Premium/Open        1          8,953,220     0.4
Lockout/GRTR 1% PMT or
   YM/Open                         36        431,927,096    18.4
Lockout/YM/Defeasance or
   YM/Open                          1         32,500,000     1.4
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
33.4% -- 49.9%                     12     $   29,619,531     1.3%
50.0% -- 54.9%                      5         49,357,000     2.1
55.0% -- 59.9%                     14        113,785,894     4.8
60.0% -- 64.9%                     27        264,964,458    11.3
65.0% -- 69.9%                     23        163,196,641     7.0
70.0% -- 74.9%                     66        539,679,412    23.0
75.0% -- 79.9%                     71        668,651,847    28.5
80.0% -- 84.5%                     21        517,811,000    22.1
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: 33.4%   Max: 84.5%   Wtd. Avg.: 73.1%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
19.6% -- 24.9%                      2     $    3,568,619     0.2%
25.0% -- 49.9%                     23         94,734,457     4.0
50.0% -- 59.9%                     41        352,310,236    15.0
60.0% -- 64.9%                     48        324,371,734    13.8
65.0% -- 69.9%                     58        443,809,803    18.9
70.0% -- 74.9%                     41        448,909,934    19.1
75.0% -- 84.5%                     26        679,361,000    28.9
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: 19.6%   Max: 84.5%   Wtd. Avg.: 68.7%

DEBT SERVICE COVERAGE RATIOS

                                NO. OF         AGGREGATE
                               MORTGAGE     CUT-OFF DATE    % OF
                                LOANS            BALANCE    POOL
                               --------   --------------   -----
1.01x -- 1.19x                     83     $  749,309,540    31.9%
1.20x -- 1.24x                     58        634,679,266    27.0
1.25x -- 1.29x                     19        166,108,905     7.1
1.30x -- 1.34x                     18         87,192,749     3.7
1.35x -- 1.39x                     17        269,496,566    11.5
1.40x -- 1.49x                     24        284,267,386    12.1
1.50x -- 1.59x                      1         16,000,000     0.7
1.60x -- 1.69x                      5         20,532,385     0.9
1.70x -- 1.79x                      9         69,358,386     3.0
1.80x -- 1.89x                      1         20,000,000     0.9
2.00x -- 2.67x                      4         30,120,601     1.3
                                  ---     --------------   -----
TOTAL:                            239     $2,347,065,783   100.0%
                                  ---     --------------   -----

Min: 1.01x   Max: 2.67x   Wtd. Avg.: 1.30x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       14

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE

                                 NO. OF       AGGREGATE       % OF
                               MORTGAGE     CUT-OFF DATE      LOAN
                                  LOANS          BALANCE   GROUP 1
                               --------   --------------   -------
$950,000 -- $999,999                1     $      950,000      0.0%
$1,000,000 -- $1,999,999           23         33,119,050      1.7
$2,000,000 -- $2,999,999           24         61,679,690      3.2
$3,000,000 -- $3,999,999           21         72,616,157      3.8
$4,000,000 -- $4,999,999           22         95,772,728      5.0
$5,000,000 -- $7,499,999           33        199,472,700     10.4
$7,500,000 -- $9,999,999           12        101,520,738      5.3
$10,000,000 -- $14,999,999         16        191,872,504     10.0
$15,000,000 -- $19,999,999         11        190,356,640      9.9
$20,000,000 -- $29,999,999          9        217,825,000     11.4
$30,000,000 -- $49,999,999          8        289,949,555     15.1
$50,000,000 -- $99,999,999          3        178,000,000      9.3
$100,000,000 -- $150,000,000        2        284,000,000     14.8
                                  ---     --------------    -----
TOTAL:                            185     $1,917,134,762    100.0%
                                  ---     --------------    -----

Min: $950,000   Max: $150,000,000   Wtd. Avg.: $10,362,891

LOCATION

                     NO. OF        AGGREGATE      % OF
                  MORTGAGED     CUT-OFF DATE      LOAN
                 PROPERTIES          BALANCE   GROUP 1
                 ----------   --------------   -------
Virginia              16      $  347,316,278     18.1%
Illinois              15         242,561,155     12.7
California            29         221,782,360     11.6
Arizona                6          94,415,000      4.9
Florida               21          91,251,504      4.8
Texas                 15          86,268,122      4.5
Ohio                   4          71,003,100      3.7
Tennessee              8          67,614,893      3.5
North Carolina        16          66,827,747      3.5
Maryland               4          61,430,000      3.2
Other                 97         566,664,601     29.6
                     ---      --------------    -----
TOTAL:               231      $1,917,134,762    100.0%
                     ---      --------------    -----

PROPERTY TYPE

                         NO. OF        AGGREGATE      % OF
                      MORTGAGED     CUT-OFF DATE      LOAN
                     PROPERTIES          BALANCE   GROUP 1
                     ----------   --------------   -------
Office                    64      $1,079,152,201     56.3%
Retail                    96         381,742,884     19.9
   Anchored               55         195,610,303     10.2
   Unanchored             32         152,534,956      8.0
   Shadow Anchored         9          33,597,626      1.8
Hotel                     25         236,774,936     12.4
Industrial                19         122,906,014      6.4
Mixed Use                  9          35,333,529      1.8
Self Storage              12          29,825,198      1.6
Manufactured
   Housing                 4          18,400,000      1.0
Other                      2          13,000,000      0.7
                         ---      --------------    -----
TOTAL:                   231      $1,917,134,762    100.0%
                         ---      --------------    -----

MORTGAGE RATE

                     NO. OF        AGGREGATE      % OF
                   MORTGAGE     CUT-OFF DATE      LOAN
                      LOANS          BALANCE   GROUP 1
                   --------   --------------   -------
5.510% -- 5.749%       15     $  531,393,028     27.7%
5.750% -- 5.999%       34        383,907,092     20.0
6.000% -- 6.249%       24        200,260,310     10.4
6.250% -- 6.499%       77        503,456,819     26.3
6.500% -- 7.110%       35        298,117,513     15.6
                      ---     --------------    -----
 TOTAL:               185     $1,917,134,762    100.0%
                      ---     --------------    -----

Min: 5.510%   Max: 7.110%   Wtd. Avg.: 6.081%

ORIGINAL TERM TO STATED MATURITY OR ARD

               NO. OF        AGGREGATE      % OF
             MORTGAGE     CUT-OFF DATE      LOAN
                LOANS          BALANCE   GROUP 1
             --------   --------------   -------
60 -- 83          3     $   72,450,000      3.8%
100 -- 120      180      1,832,853,924     95.6
121 -- 132        2         11,830,839      0.6
                ---     --------------    -----
TOTAL:          185     $1,917,134,762    100.0%
                ---     --------------    -----

Min: 60 Months   Max: 132 Months   Wtd. Avg.: 118 Months

REMAINING TERM TO STATED MATURITY OR ARD

               NO. OF        AGGREGATE      % OF
             MORTGAGE     CUT-OFF DATE      LOAN
                LOANS          BALANCE   GROUP 1
             --------   --------------   -------
50 -- 59         3      $   72,450,000      3.8%
100 -- 109       8          48,043,113      2.5
110 -- 119     173       1,793,064,916     93.5
120 -- 124       1           3,576,733      0.2
               ---      --------------    -----
TOTAL:         185      $1,917,134,762    100.0%
               ---      --------------    -----

Min: 50 Months   Max: 124 Months   Wtd. Avg.: 111 Months

PREPAYMENT PROVISION SUMMARY

                        NO. OF        AGGREGATE      % OF
                      MORTGAGE     CUT-OFF DATE      LOAN
                         LOANS          BALANCE   GROUP 1
                      --------   --------------   -------
GRTR 1% PMT or
   YM/Open                 2     $    9,720,275      0.5%
Lockout/Defeasance/
   Defeasance or
   1%/Defeasance/
   Open                    1          1,500,000      0.1
Lockout/Defeasance/
   Open                  155      1,513,221,360     78.9
Lockout/GRTR 1% PMT
   or YM or
   Defeasance/Open         2         26,399,000      1.4
Lockout/GRTR 1% PMT
   or YM/Declining
   Premium/Open            1          8,953,220      0.5
Lockout/GRTR 1% PMT
   or YM/Open             24        357,340,907     18.6
                         ---     --------------    -----
TOTAL:                   185     $1,917,134,762    100.0%
                         ---     --------------    -----

CUT-OFF DATE LOAN-TO-VALUE RATIO

                   NO. OF        AGGREGATE      % OF
                 MORTGAGE     CUT-OFF DATE      LOAN
                    LOANS          BALANCE   GROUP 1
                 --------   --------------   -------
33.4% -- 49.9%      11      $   28,199,825       1.5%
50.0% -- 54.9%       5          49,357,000       2.6
55.0% -- 59.9%      11          91,035,894       4.7
60.0% -- 64.9%      24         228,633,725      11.9
65.0% -- 69.9%      17         124,896,641       6.5
70.0% -- 74.9%      50         385,856,593      20.1
75.0% -- 79.9%      51         526,064,084      27.4
80.0% -- 84.5%      16         483,091,000      25.2
                   ---      --------------     -----
TOTAL:             185      $1,917,134,762     100.0%
                   ---      --------------     -----

Min: 33.4%   Max: 84.5%   Wtd. Avg.: 73.1%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                   NO. OF        AGGREGATE      % OF
                 MORTGAGE     CUT-OFF DATE      LOAN
                    LOANS          BALANCE   GROUP 1
                 --------   --------------   -------
19.6% -- 24.9%        2     $    3,568,619      0.2%
25.0% -- 49.9%       22         93,314,752      4.9
50.0% -- 59.9%       37        327,229,502     17.1
60.0% -- 64.9%       34        218,433,144     11.4
65.0% -- 69.9%       38        292,692,812     15.3
70.0% -- 74.9%       34        378,204,934     19.7
75.0% -- 84.5%       18        603,691,000     31.5
                    ---     --------------    -----
TOTAL:              185     $1,917,134,762    100.0%
                    ---     --------------    -----

Min: 19.6%   Max: 84.5%   Wtd. Avg.: 68.8%

DEBT SERVICE COVERAGE RATIOS

                   NO. OF        AGGREGATE      % OF
                 MORTGAGE     CUT-OFF DATE      LOAN
                    LOANS          BALANCE   GROUP 1
                 --------   --------------   -------
1.01x -- 1.19x       59     $  518,773,525     27.1%
1.20x -- 1.24x       42        556,015,388     29.0
1.25x -- 1.29x       14        117,662,655      6.1
1.30x -- 1.34x       16         72,480,728      3.8
1.35x -- 1.39x       12        222,923,709     11.6
1.40x -- 1.49x       22        273,267,386     14.3
1.50x -- 1.59x        1         16,000,000      0.8
1.60x -- 1.69x        5         20,532,385      1.1
1.70x -- 1.79x        9         69,358,386      3.6
1.80x -- 1.89x        1         20,000,000      1.0
2.00x -- 2.67x        4         30,120,601      1.6
                    ---     --------------    -----
TOTAL:              185     $1,917,134,762    100.0%
                    ---     --------------    -----

Min: 1.01x   Max: 2.67x   Wtd. Avg.: 1.31x

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut--off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       15

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE
                              NO. OF       AGGREGATE       % OF
                             MORTGAGE   CUT-OFF DATE       LOAN
                               LOANS         BALANCE    GROUP 2
                             --------   ------------   --------
$964,538 -- $999,999               2    $  1,959,638       0.5%
$1,000,000 -- $1,999,999           8      12,734,706       3.0
$2,000,000 -- $2,999,999           8      20,063,582       4.7
$3,000,000 -- $3,999,999           2       7,525,560       1.8
$4,000,000 -- $4,999,999           4      17,652,021       4.1
$5,000,000 -- $7,499,999          10      59,555,614      13.9
$7,500,000 -- $9,999,999           4      36,275,000       8.4
$10,000,000 -- $14,999,999         6      66,830,000      15.5
$15,000,000 -- $19,999,999         6     104,534,900      24.3
$20,000,000 -- $29,999,999         3      70,300,000      16.4
$30,000,000 -- $32,500,000         1      32,500,000       7.6
                                 ---    ------------     -----
TOTAL:                            54    $429,931,021     100.0%
                                 ---    ------------     -----
Min: $964,538   Max: $32,500,000   Wtd. Avg.: $7,961,686

LOCATION

                     NO. OF      AGGREGATE      % OF
                  MORTGAGED   CUT-OFF DATE      LOAN
                 PROPERTIES        BALANCE   GROUP 2
                 ----------   ------------   -------
North Carolina         9      $ 64,044,985     14.9%
Georgia                4        54,443,650     12.7
Arizona                2        42,500,000      9.9
California             4        31,300,000      7.3
Maryland               1        26,800,000      6.2
Minnesota              3        26,315,000      6.1
Tennessee              2        23,206,595      5.4
Missouri               1        22,500,000      5.2
New Hampshire         13        20,200,000      4.7
Ohio                   4        15,947,857      3.7
Other                 22       102,672,933     23.9
                     ---      ------------    -----
TOTAL:                65      $429,931,021    100.0%
                     ---      ------------    -----

PROPERTY TYPE

                     NO. OF      AGGREGATE      % OF
                  MORTGAGED   CUT-OFF DATE      LOAN
                 PROPERTIES        BALANCE   GROUP 2
                 ----------   ------------   -------
Multifamily          56       $388,186,487     90.3%
Manufactured
   Housing            8         36,744,534      8.5
Mixed Use             1          5,000,000      1.2
                    ---       ------------    -----
TOTAL:               65       $429,931,021    100.0%
                    ---       ------------    -----

MORTGAGE RATE

                     NO. OF      AGGREGATE      % OF
                   MORTGAGE   CUT-OFF DATE      LOAN
                      LOANS        BALANCE   GROUP 2
                   --------   ------------   -------
5.560% -- 5.749%       4      $ 58,600,000     13.6%
5.750% -- 5.999%       8        91,743,271     21.3
6.000% -- 6.249%       8        83,894,384     19.5
6.250% -- 6.499%      24       153,755,013     35.8
6.500% -- 7.040%      10        41,938,353      9.8
                     ---      ------------    -----
TOTAL:                54      $429,931,021    100.0%
                     ---      ------------    -----
Min: 5.560%   Max: 7.040%   Wtd. Avg.: 6.104%

ORIGINAL TERM TO STATED MATURITY OR ARD

               NO. OF      AGGREGATE      % OF
             MORTGAGE   CUT-OFF DATE      LOAN
                LOANS        BALANCE   GROUP 2
             --------   ------------   -------

60 -- 83         3      $ 47,150,000     11.0%
84 -- 99         1         1,500,000      0.3
100 -- 120      50       381,281,021     88.7
               ---      ------------    -----
TOTAL:          54      $429,931,021    100.0%
               ---      ------------    -----
Min: 60 Months   Max: 120 Months   Wtd. Avg.: 113 Months

REMAINING TERM TO STATED MATURITY OR ARD

               NO. OF      AGGREGATE      % OF
             MORTGAGE   CUT-OFF DATE      LOAN
                LOANS        BALANCE   GROUP 2
             -------- -------------- ----------
50 -- 59         3      $ 47,150,000     11.0%
60 -- 79         1         1,500,000      0.3
100 -- 109       1        18,000,000      4.2
110 -- 116      49       363,281,021     84.5
               ---      ------------    -----
TOTAL:          54      $429,931,021    100.0%
               ---      ------------    -----
Min: 50 Months   Max: 116 Months   Wtd. Avg.: 106 Months

PREPAYMENT PROVISION SUMMARY

                            NO. OF      AGGREGATE      % OF
                          MORTGAGE   CUT-OFF DATE      LOAN
                             LOANS        BALANCE   GROUP 2
                          --------  -------------  --------

Lockout/Defeasance/Open      41      $322,844,832     75.1%
Lockout/GRTR 1% PMT
    or YM/Open               12        74,586,189     17.3
Lockout/YM/Defeasance
    or YM/Open                1        32,500,000      7.6
                            ---      ------------    -----
TOTAL:                       54      $429,931,021    100.0%
                            ---      ------------    -----

CUT-OFF DATE LOAN-TO-VALUE RATIO

                   NO. OF      AGGREGATE      % OF
                 MORTGAGE   CUT-OFF DATE      LOAN
                    LOANS        BALANCE   GROUP 2
                 --------   ------------   -------
45.8% -- 49.9%      1       $  1,419,706      0.3%
55.0% -- 59.9%      3         22,750,000      5.3
60.0% -- 64.9%      3         36,330,733      8.5
65.0% -- 69.9%      6         38,300,000      8.9
70.0% -- 74.9%     16        153,822,819     35.8
75.0% -- 79.9%     20        142,587,763     33.2
80.0%               5         34,720,000      8.1
                  ---       ------------    -----
TOTAL:             54       $429,931,021    100.0%
                  ---       ------------    -----
Min: 45.8%   Max: 80.0%   Wtd. Avg.: 72.9%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD

                   NO. OF      AGGREGATE      % OF
                 MORTGAGE   CUT-OFF DATE      LOAN
                    LOANS        BALANCE   GROUP 2
                 --------   ------------   -------

40.2% -- 49.9%        1     $  1,419,706       0.3%
50.0% -- 59.9%        4       25,080,733       5.8
60.0% -- 64.9%       14      105,938,590      24.6
65.0% -- 69.9%       20      151,116,992      35.1
70.0% -- 74.9%        7       70,705,000      16.4
75.0% -- 77.5%        8       75,670,000      17.6
                    ---     ------------     -----
TOTAL:               54     $429,931,021     100.0%
                    ---     ------------     -----
Min: 40.2%   Max: 77.5%   Wtd. Avg.: 68.0%

DEBT SERVICE COVERAGE RATIOS

                   NO. OF      AGGREGATE      % OF
                 MORTGAGE   CUT-OFF DATE      LOAN
                    LOANS        BALANCE   GROUP 2
                 --------   ------------   -------
1.10x -- 1.19x       24     $230,536,014      53.6%
1.20x -- 1.24x       16       78,663,878      18.3
1.25x -- 1.29x        5       48,446,250      11.3
1.30x -- 1.34x        2       14,712,021       3.4
1.35x -- 1.39x        5       46,572,857      10.8
1.40x -- 1.47x        2       11,000,000       2.6
                    ---     ------------     -----
TOTAL:               54     $429,931,021     100.0%
                    ---     ------------     -----
Min: 1.10x   Max: 1.47x   Wtd. Avg.: 1.21x

*    Footnote (*) to the "GENERAL  CHARACTERISTICS"  table in the "Mortgage Pool
     Characteristics  as of the Cut-off  Date"  section to this  Structural  and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       16

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE -- ALL MORTGAGE
LOANS(1)(2)(3)

                                                                        MAR-08      MAR-09      MAR-10
                                                                      ---------   ---------   ---------

Lockout(4)(5)(6)(7)(8)(9) .........................................       99.59%      95.55%      85.68%
Yield Maintenance (5)(6)(7)(8)(10)(11) ............................        0.41        4.45       14.32
Premium 5.0(8) ....................................................        0.00        0.00        0.00
Premium 4.0(8) ....................................................        0.00        0.00        0.00
Premium 3.0(8) ....................................................        0.00        0.00        0.00
Premium 2.0(8) ....................................................        0.00        0.00        0.00
Premium 1.0(8) ....................................................        0.00        0.00        0.00
Open ..............................................................        0.00        0.00        0.00
                                                                      ---------   ---------   ---------
Total .............................................................      100.00%     100.00%     100.00%
                                                                      ---------   ---------   ---------
Total Beginning Balance as of the Cut-off Date (in millions)(12)...   $2,347.07   $2,342.19   $2,335.67
Percent of Initial Balance ........................................      100.00%      99.79%      99.51%
                                                                      ---------   ---------   ---------

                                                                        MAR-11      MAR-12      MAR-13      MAR-14
                                                                      ---------   ---------   ---------   ---------

Lockout(4)(5)(6)(7)(8)(9) .........................................       78.27%      77.82%      81.62%      81.59%
Yield Maintenance (5)(6)(7)(8)(10)(11) ............................       21.73       17.68       17.99       18.03
Premium 5.0(8) ....................................................        0.00        0.00        0.39        0.00
Premium 4.0(8) ....................................................        0.00        0.00        0.00        0.38
Premium 3.0(8) ....................................................        0.00        0.00        0.00        0.00
Premium 2.0(8) ....................................................        0.00        0.00        0.00        0.00
Premium 1.0(8) ....................................................        0.00        0.00        0.00        0.00
Open ..............................................................        0.00        4.50        0.00        0.00
                                                                      ---------   ---------   ---------   ---------
Total .............................................................      100.00%     100.00%     100.00%     100.00%
                                                                      ---------   ---------   ---------   ---------
Total Beginning Balance as of the Cut-off Date (in millions)(12)...   $2,326.28   $2,314.50   $2,179.48   $2,159.70
Percent of Initial Balance ........................................       99.11%      98.61%      92.86%      92.02%
                                                                      ---------   ---------   ---------   ---------

                                                                         MAR-15      MAR-16      MAR-17    MAR-18
                                                                      ---------   ---------   ---------   -------

Lockout(4)(5)(6)(7)(8)(9) .........................................       75.34%      75.23%      63.28%     0.00%
Yield Maintenance (5)(6)(7)(8)(10)(11) ............................       17.79       17.83       18.04    100.00
Premium 5.0(8) ....................................................        0.00        0.00        0.00      0.00
Premium 4.0(8) ....................................................        0.00        0.00        0.00      0.00
Premium 3.0(8) ....................................................        0.38        0.00        0.00      0.00
Premium 2.0(8) ....................................................        0.00        0.38        0.00      0.00
Premium 1.0(8) ....................................................        0.00        0.00        0.38      0.00
Open ..............................................................        6.50        6.56       18.31      0.00
                                                                      ---------   ---------   ---------   -------
Total .............................................................      100.00%     100.00%     100.00%   100.00%
                                                                      ---------   ---------   ---------   -------
Total Beginning Balance as of the Cut-off Date (in millions)(12)...   $2,136.93   $2,114.27   $2,071.64   $  3.06
Percent of Initial Balance ........................................       91.05%     90.08%       88.27%     0.13%
                                                                      ---------   ---------   ---------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans, except that the ARD Loans will be repaid on their related
     Anticipated Repayment Dates.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  One hundred ninety-six Mortgage Loans, representing 78.2% of the Initial
     Pool Balance (155 Mortgage Loans representing 78.9% of the Group 1 Balance and 41 Mortgage Loans representing 75.1% of the Group 2 Balance), generally prohibit any voluntary prepayment of principal prior to the final two to 37 scheduled monthly payments, which includes any payment that is due upon the stated maturity date or Anticipated Repayment Date, as applicable, of the related Mortgage Loan; however, these Mortgage Loans generally permit defeasance.

(5)  Thirty-six Mortgage Loans, representing 18.4% of the Initial Pool Balance
     (24 Mortgage Loans representing 18.6% of the Group 1 Balance and 12
     Mortgage Loans representing 17.3% of the Group 2 Balance): (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) become thereafter prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(6)  One Mortgage Loan, representing 1.4% of the Initial Pool Balance (7.6% of the Group 2 Balance): (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge or defeasance; and (d) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to its maturity.

(7)  Two Mortgage Loans, representing 1.1% of the Initial Pool Balance (1.4% of the Group 1 Balance): (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1% prepayment premium) or defeasance; and (c) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(8)  One Mortgage Loan, representing 0.4% of the Initial Pool Balance (0.5% of the Group 1 Balance): (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 5% prepayment premium; (d) is then subject to a period where the related borrower has an option to prepay the Mortgage
     Loan subject to a 4% prepayment premium; (e) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 3% prepayment premium; (f) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a
     2% prepayment premium; (g) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 1%
     prepayment premium; and (h) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(9)  One Mortgage Loan, representing 0.1% of the Initial Pool Balance (0.1% of the Group 1 Balance): (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to defease the Mortgage Loan; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject either to a 1% prepayment premium or defeasance;
     (d) is then subject to a period where the related borrower has an option to defease the Mortgage Loan; and (e) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(10) Two Mortgage Loans, representing 0.4% of the Initial Pool Balance (0.5% of the Group 1 Balance): (a) have no lockout period, but are subject to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium;
     and (b) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(11) In respect of Mortgage Loans that give the related borrower the option of yield maintenance or defeasance, such Mortgage Loans are modeled as yield maintenance.

(12) Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       17

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE -- LOAN GROUP 1
MORTGAGE LOANS(1)(2)(3)

                                                 MAR-08      MAR-09      MAR-10
                                               ---------   ---------   ---------

Lockout(4)(5)(6)(8)(9) .....................       99.49%      96.25%      86.93%
Yield Maintenance(5)(6)(7)(8)(10) ..........        0.51        3.75       13.07
Premium 5.0(8) .............................        0.00        0.00        0.00
Premium 4.0(8) .............................        0.00        0.00        0.00
Premium 3.0(8) .............................        0.00        0.00        0.00
Premium 2.0(8) .............................        0.00        0.00        0.00
Premium 1.0(8) .............................        0.00        0.00        0.00
Open .......................................        0.00        0.00        0.00
                                               ---------   ---------   ---------
Total ......................................      100.00%     100.00%     100.00%
                                               ---------   ---------   ---------
Total Beginning Balance as of the Cut-off
   Date (in millions)(11) ..................   $1,917.13   $1,912.91   $1,907.57
Percent of Initial Balance .................      100.00%      99.78%      99.50%
                                               ---------   ---------   ---------

                                                 MAR-11      MAR-12      MAR-13      MAR-14      MAR-15
                                               ---------   ---------   ---------   ---------   ---------

Lockout(4)(5)(6)(8)(9) .....................       79.01%      79.00%      81.89%      81.84%      74.23%
Yield Maintenance(5)(6)(7)(8)(10) ..........       20.99       17.72       17.65       17.70       17.48
Premium 5.0(8) .............................        0.00        0.00        0.47        0.00        0.00
Premium 4.0(8) .............................        0.00        0.00        0.00        0.46        0.00
Premium 3.0(8) .............................        0.00        0.00        0.00        0.00        0.46
Premium 2.0(8) .............................        0.00        0.00        0.00        0.00        0.00
Premium 1.0(8) .............................        0.00        0.00        0.00        0.00        0.00
Open .......................................        0.00        3.28        0.00        0.00        7.83
                                               ---------   ---------   ---------   ---------   ---------
Total ......................................      100.00%     100.00%     100.00%     100.00%     100.00%
                                               ---------   ---------   ---------   ---------   ---------
Total Beginning Balance as of the Cut-off
   Date (in millions)(11) ..................   $1,899.86   $1,889.97   $1,804.54   $1,788.89   $1,772.21
Percent of Initial Balance .................       99.10%      98.58%      94.13%      93.31%      92.44%
                                               ---------   ---------   ---------   ---------   ---------

                                                 MAR-16      MAR-17     MAR-18
                                               ---------   ---------   -------

Lockout(4)(5)(6)(8)(9) .....................       74.10%      60.60%     0.00%
Yield Maintenance(5)(6)(7)(8)(10) ..........       17.54       17.79    100.00
Premium 5.0(8) .............................        0.00        0.00      0.00
Premium 4.0(8) .............................        0.00        0.00      0.00
Premium 3.0(8) .............................        0.00        0.00      0.00
Premium 2.0(8) .............................        0.45        0.00      0.00
Premium 1.0(8) .............................        0.00        0.46      0.00
Open .......................................        7.91       21.16      0.00
                                               ---------   ---------   -------
Total ......................................      100.00%     100.00%   100.00%
                                               ---------   ---------   -------
Total Beginning Balance as of the Cut-off
   Date (in millions)(11) ..................   $1,754.41   $1,717.00   $  3.06
Percent of Initial Balance .................       91.51%      89.56%     0.16%
                                               ---------   ---------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans, except that the ARD Loans will be repaid on their related
     Anticipated Repayment Dates.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  One hundred fifty-five Mortgage Loans, representing 78.9% of the Group 1
     Balance, generally prohibit any voluntary prepayment of principal prior to the final two to 37 scheduled monthly payments, which includes any payment that is due upon the stated maturity date or Anticipated Repayment Date, as applicable, of the related Mortgage Loan; however, these Mortgage Loans generally permit defeasance.

(5)  Twenty-four Mortgage Loans, representing 18.6% of the Group 1 Balance: (a)
     have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) become thereafter prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(6)  Two Mortgage Loans, representing 1.4% of the Group 1 Balance: (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to either prepayment (subject to the greater of a yield maintenance charge or a 1% prepayment premium) or defeasance; and (c) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(7)  Two Mortgage Loans, representing 0.5% of the Group 1 Balance: (a) have no lockout period, but are subject to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (b) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(8)  One Mortgage Loan, representing 0.5% of the Group 1 Balance: (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a
     5% prepayment premium; (d) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 4%
     prepayment premium; (e) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 3%
     prepayment premium; (f) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 2%
     prepayment premium; (g) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a 1%
     prepayment premium; and (h) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(9)  One Mortgage Loan, representing 0.1% of the Group 1 Balance: (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to defease the Mortgage Loan; (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject either to a 1% prepayment premium or defeasance; (d) is then subject to a period where the related borrower has an option to defease the Mortgage
     Loan; and (e) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(10) In respect of Mortgage Loans that give the related borrower the option of yield maintenance or defeasance, such Mortgage Loans are modeled as yield maintenance.

(11) Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       18

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE -- LOAN GROUP 2
MORTGAGE LOANS(1)(2)(3)

                                           MAR-08   MAR-09   MAR-10   MAR-11
                                          -------   ------   ------   ------

Lockout(4)(5)(6) ......................    100.00%   92.43%   80.11%   74.96%
Yield Maintenance(5)(6)(7) ............      0.00     7.57    19.89    25.04
Open ..................................      0.00     0.00     0.00     0.00
                                          -------   -------  -------  -------
Total .................................    100.00%  100.00%  100.00%  100.00%
                                          -------   -------  -------  -------
Total Beginning Balance as of
   the Cut-off Date (in millions)(8)...   $429.93   $429.27  $428.10  $426.42
Percent of Initial Balance ............    100.00%   99.85%   99.57%   99.18%
                                          -------   -------  -------  -------

                                           MAR-12    MAR-13    MAR-14    MAR-15    MAR-16   MAR-17
                                          -------   -------   -------   -------   -------   -------

Lockout(4)(5)(6) ......................     72.60%    80.37%    80.39%    80.73%    80.74%    76.24%
Yield Maintenance(5)(6)(7) ............     17.47     19.63     19.61     19.27     19.26     19.25
Open ..................................      9.93      0.00      0.00      0.00      0.00      4.52
                                          -------   -------   -------   -------   -------   -------
Total .................................    100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                                          -------   -------   -------   -------   -------   -------
Total Beginning Balance as of
   the Cut-off Date (in millions)(8)...   $424.52   $374.94   $370.81   $364.72   $359.86   $354.64
Percent of Initial Balance ............     98.74%    87.21%    86.25%    84.83%    83.70%    82.49%
                                          -------   -------   -------   -------   -------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans, except that the ARD Loans will be repaid on their related
     Anticipated Repayment Dates.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  Forty-one Mortgage Loans, representing 75.1% of the Group 2 Balance, generally prohibit any voluntary prepayment of principal prior to the final two to 37 scheduled monthly payments, which includes any payment that is due upon the stated maturity date or Anticipated Repayment Date, as applicable, of the related Mortgage Loan; however, these Mortgage Loans generally permit defeasance.

(5)  Twelve Mortgage Loans, representing 17.3% of the Group 2 Balance: (a) have an initial lockout period; (b) are then subject, after expiration of the initial lockout period, to a period where the borrower has an option to prepay the Mortgage Loan subject to the greater of a yield maintenance charge or a 1% prepayment premium; and (c) become thereafter prepayable without an accompanying yield maintenance charge or prepayment premium, prior to maturity.

(6)  One Mortgage Loan, representing 7.6% of the Group 2 Balance: (a) has an initial lockout period; (b) is then subject, after expiration of the initial lockout period, to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge;
     (c) is then subject to a period where the related borrower has an option to prepay the Mortgage Loan subject to a yield maintenance charge or defeasance; and (d) thereafter becomes prepayable without an accompanying yield maintenance charge or prepayment premium, prior to its maturity.

(7)  In respect of Mortgage Loans that give the related borrower the option of yield maintenance or defeasance, such Mortgage Loans are modeled as yield maintenance.

(8)  Assumes the Cut-off Date balance for the initial balance and no prepayments thereafter.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       19

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

MORTGAGE LOAN BALLOON PAYMENTS RELATED TO SELECTED CLASSES*
--------------------------------------------------------------------------------

MORTGAGE LOAN BALLOON PAYMENTS RELATING TO CLASS A-1: 1-50 MONTHS

                                                         % OF
                       MORTGAGE               CUT-OFF   INITIAL
                         LOAN      PROPERTY     DATE      POOL    AMORTIZATION
PROPERTY NAME         ORIGINATOR     TYPE     BALANCE   BALANCE       TYPE
-------------------   ----------   --------   --------- -------   ------------

None ..............      N/A          N/A       N/A       N/A         N/A
TOTAL/WTD. AVG.:...      N/A          N/A       N/A       N/A         N/A

                                                                       REMAINING
                       MORTGAGE                   CUT-OFF   MATURITY    INTEREST   REMAINING
                         LOAN                      DATE       DATE        ONLY      TERM TO
                        BALANCE    UNDERWRITTEN     LTV        LTV       PERIOD     MATURITY
PROPERTY NAME          PER UNIT        DSCR        RATIO      RATIO     (MONTHS)    (MONTHS)
-------------------   ----------   ------------   -------   --------   ---------   ---------

None ..............       N/A           N/A         N/A        N/A        N/A         N/A
TOTAL/WTD. AVG.:...       N/A           N/A         N/A        N/A        N/A         N/A

MORTGAGE LOAN BALLOON PAYMENTS RELATING TO CLASS A-2: 50-54 MONTHS

                                                                          % OF
                                 MORTGAGE                   CUT-OFF     INITIAL
                                   LOAN       PROPERTY        DATE        POOL    AMORTIZATION
PROPERTY NAME                   ORIGINATOR      TYPE        BALANCE     BALANCE       TYPE
-----------------------------   ----------   ----------   -----------   -------   -------------

Boulder Green Office &
Industrial Portfolio(1) .....     LaSalle      Various    $62,000,000     2.6%    Interest Only
6770 Bermuda(2) .............     LaSalle    Industrial     6,200,000     0.3%    Interest Only
Security Square(2) ..........     LaSalle      Office       4,250,000     0.2%     IO, Balloon
TOTAL/WTD.AVG.: .............                             $72,450,000     3.1%

                                                                               REMAINING
                                MORTGAGE                  CUT-OFF   MATURITY    INTEREST   REMAINING
                                  LOAN                      DATE      DATE        ONLY      TERM TO
                                BALANCE    UNDERWRITTEN     LTV        LTV       PERIOD     MATURITY
PROPERTY NAME                   PER UNIT       DSCR        RATIO      RATIO     (MONTHS)    (MONTHS)
-----------------------------   --------   ------------   -------   --------   ---------   ---------

Boulder Green Office &
Industrial Portfolio(1) .....     $ 93         1.44x       82.7%      82.7%       50          50
6770 Bermuda(2) .............     $155         1.31x       76.5%      76.5%       54          54
Security Square(2) ..........     $104         1.20x       79.8%      77.3%       18          54
TOTAL/WTD.AVG.: .............                  1.42x       82.0%      81.8%       48          51

(1)  The balloon principal payment for Boulder Green Office & Industrial
     Portfolio will pay both Class A-1 and Class A-2.

(2)  The balloon principal payment for 6770 Bermuda and Security Square will pay both Class A-2 and Class A-3.

MORTGAGE LOAN BALLOON PAYMENTS RELATING TO CLASS A-3: 54-108 MONTHS

                                                           % OF
                        MORTGAGE               CUT-OFF   INITIAL
                          LOAN      PROPERTY     DATE      POOL    AMORTIZATION
PROPERTY NAME          ORIGINATOR     TYPE     BALANCE   BALANCE       TYPE
-------------------    ------------ ---------- --------- --------- ------------

None ..............       N/A         N/A       N/A       N/A          N/A
TOTAL/WTD. AVG.:...       N/A         N/A       N/A       N/A          N/A

                                                                      REMAINING
                       MORTGAGE                  CUT-OFF   MATURITY    INTEREST   REMAINING
                         LOAN                      DATE      DATE        ONLY      TERM TO
                        BALANCE   UNDERWRITTEN     LTV        LTV       PERIOD     MATURITY
PROPERTY NAME          PER UNIT       DSCR        RATIO      RATIO    (MONTHS)     (MONTHS)
--------------------   --------   ------------   -------   --------   ---------   ---------

None ...............      N/A          N/A         N/A        N/A        N/A         N/A
TOTAL/WTD. AVG.:....      N/A          N/A         N/A        N/A        N/A         N/A

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page. See also "YIELD AND
     MATURITY CONSIDERATIONS -- Weighted Average Lives" for definitions and information relating to the modeling assumptions.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       20

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS MORTGAGE LOANS OR CROSS-COLLATERALIZED SETS OF
MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or
Cross-Collateralized Sets of Mortgage Loans in the Mortgage Pool by Cut-off
Date Balance:

TEN LARGEST MORTGAGE LOANS OR CROSS-COLLATERALIZED SETS OF MORTGAGE LOANS BY
                             CUT-OFF DATE BALANCE*

                                                                   % OF
                                      MORTGAGE       CUT-OFF     INITIAL
                                        LOAN           DATE        POOL     PROPERTY     LOAN
LOAN NAME                            ORIGINATOR      BALANCE     BALANCE      TYPE      GROUP
----------------------------------   ----------- --------------- --------  ------------ -------

COPT Office Portfolio ............     LaSalle    $150,000,000     6.4%      Office       1
600 West Chicago .................     LaSalle     134,000,000     5.7       Office       1
The Hallmark Building ............     LaSalle      64,000,000     2.7       Office       1
Boulder Green Office &
Industrial Portfolio .............     LaSalle      62,000,000     2.6       Various      1
Memphis and Orlando Industrial
Portfolio(1) .....................     LaSalle      59,495,000     2.5     Industrial     1
Two Liberty Center ...............     LaSalle      52,000,000     2.2       Office       1
Yosemite View Lodge ..............     LaSalle      43,459,555     1.9        Hotel       1
255 Rockville Pike ...............     LaSalle      40,000,000     1.7       Office       1
Northgate/Blackhawk Corporate
Center ...........................     LaSalle      37,690,000     1.6       Office       1
Paradise Valley Corporate
Center ...........................     LaSalle      37,500,000     1.6       Office       1
                                                  ------------    ----
TOTAL/WTD. AVG. ..................                $680,144,555    29.0%
                                                  ============    ====

                                        % OF
                                     APPLICABLE    CUT-OFF      LTV
                                        LOAN      DATE LTV   RATIO AT   UNDERWRITTEN   MORTGAGE
LOAN NAME                               GROUP       RATIO    MATURITY       DSCR         RATE
----------------------------------   ------------ ---------- ---------- -------------- --------

COPT Office Portfolio ............      7.8%        80.0%      80.0%        1.24x       5.650%
600 West Chicago .................      7.0%        79.7%      79.7%        1.40x       5.680%
The Hallmark Building ............      3.3%        80.0%      80.0%        1.22x       5.760%
Boulder Green Office &
Industrial Portfolio .............      3.2%        82.7%      82.7%        1.44x       5.700%
Memphis and Orlando Industrial
Portfolio(1) .....................      3.1%        84.5%      84.5%        1.47x       5.664%(2)
Two Liberty Center ...............      2.7%        59.8%      58.7%        1.22x       5.510%
Yosemite View Lodge ..............      2.3%        61.4%      52.9%        1.43x       6.330%
255 Rockville Pike ...............      2.1%        71.2%      71.2%        1.21x       6.650%
Northgate/Blackhawk Corporate
Center ...........................      2.0%        74.3%      69.6%        1.16x       6.010%
Paradise Valley Corporate
Center ...........................      2.0%        71.4%      66.8%        1.14x       5.900%
                                                    ----       ----                     -----
TOTAL/WTD. AVG. ..................                  76.5%      75.4%        1.31x       5.797%
                                                    ====       ====         ====        =====

----------
(1)  Cross-Collateralized Set of Mortgage Loans.

(2)  Mortgage rate rounded to three decimal places.

*    Footnote (*) to the "GENERAL CHARACTERISTICS" table in the "Mortgage Pool
     Characteristics as of the Cut-off Date" section to this Structural and
     Collateral Information also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       21

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                             COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                               [3 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       22

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:              LaSalle
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $150,000,000
FIRST PAYMENT DATE:           July 1, 2007
TERM/AMORTIZATION:            120/0 months
INTEREST ONLY PERIOD:         120 months
MATURITY DATE:                June 1, 2017
EXPECTED MATURITY BALANCE:    $150,000,000
BORROWING ENTITY:             COPT Chantilly LLC; COPT
                              Chantilly II, LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 116 payments
                              Open: 4 payments
                              Defeasance
LOCKBOX:                      Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $150,000,000
CUT-OFF DATE LTV:             80.0%
MATURITY DATE LTV:            80.0%
UNDERWRITTEN DSCR:            1.24x
MORTGAGE RATE:                5.650%

                  PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Suburban
LOCATION:                     Chantilly, Virginia
YEAR BUILT/RENOVATED:         Various
NET RENTABLE SQUARE FEET:     694,016
CUT-OFF BALANCE PER SF:       $216
OCCUPANCY AS OF 05/09/2007:   99.9%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          COPT Property
                              Management
                              Services, LLC
UNDERWRITTEN NET CASH FLOW:   $ 10,665,259
APPRAISED VALUE:              $187,500,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       23

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                            FINANCIAL INFORMATION(1)

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2004)   (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......    $9,956,872    $10,671,984    $10,930,016    $17,572,660
Total Expenses ...............    $3,879,311    $ 3,990,297    $ 4,475,455    $ 6,456,291
Net Operating Income (NOI) ...    $6,077,561    $ 6,681,687    $ 6,454,561    $11,116,369
Cash Flow (CF) ...............    $6,077,561    $ 6,681,687    $ 6,454,561    $10,665,259
DSCR on NOI ..................          0.71x          0.78x          0.75x          1.29x
DSCR on CF ...................          0.71x          0.78x          0.75x          1.24x

(1)  The historical financial information excludes the cash flow and expenses associated with Washington Technology Park II.

                              TENANT INFORMATION(1)

                                             RATINGS          TOTAL       % OF
TOP TENANTS                             FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
-------------------------------------   -----------------   ---------   --------

CSC Information .....................       A-/Baa1/A-       302,645      43.6%
Northrop Grumman Information
   Technology .......................     BBB+/Baa1/BBB+     145,959      21.0
General Dynamics Corporation ........         A/A2/A          92,446      13.3
CH2M Hill ...........................       Not Rated         77,651      11.2
                                                             -------      ----
TOTAL ...............................                        618,701      89.1%

                                                    POTENTIAL         % OF              LEASE
TOP TENANTS                             RENT PSF       RENT      POTENTIAL RENT       EXPIRATION
-------------------------------------   --------   -----------   --------------   -------------------

CSC Information .....................    $22.70    $ 6,869,167        39.4%       12/31/2008(2)
Northrop Grumman Information
   Technology .......................    $31.11      4,541,126        26.1        02/28/2017(3)
General Dynamics Corporation ........    $24.84      2,295,820        13.2        12/31/2009
CH2M Hill ...........................    $25.55      1,983,983        11.4        02/28/2015
                                                   -----------        ----
TOTAL ...............................              $15,690,097        90.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  CSC Information combined has three office suites. 38,751 square feet of space expire December 31, 2008 and the remaining 263,894 square feet expire on December 31, 2010.

(3)  Northrup Grumman Information Technology has an early termination option that can be exercised on February 28, 2012 or February 28, 2014 with a 270 day prior written notice and payment of an early termination fee equal to any remaining unamortized tenant improvement allowance and three months of base rent.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES  EXPIRING    % OF    CUMULATIVE    CUMULATIVE    BASE RENT
YEAR OF EXPIRATION      EXPIRING       SF     TOTAL SF   TOTAL SF   % OF TOTAL SF    EXPIRING
-------------------  -------------  --------  --------  ----------  -------------  -----------

2008 ..............         2        39,850       5.7%     39,850         5.7%     $  899,046
2009 ..............         3        94,150      13.6     134,000        19.3%     $2,338,872
2010 ..............         4       272,064      39.2     406,064        58.5%     $6,187,834
2011 ..............         1         7,363       1.1     413,427        59.6%     $  189,450
2012 ..............         1        13,062       1.9     426,489        61.5%     $  316,100
2015 ..............         2        77,651      11.2     504,140        72.6%     $1,983,983
2017 ..............         7       188,953      27.2     693,093        99.9%     $5,486,994
Vacant ............         1           923       0.1     694,016       100.0%             --
                           --       -------     -----
TOTAL .............        21       694,016     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       24

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                             COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 89.1% of the net rentable square feet, are:

o    CSC INFORMATION (NYSE: "CSC") (rated "A-" by Fitch, "Baa1" by Moody's and
     "A-" by S&P) occupies 302,645 square feet (43.6% of square feet, 39.4% of rental income) in Washington Technology Park I (WTP I) under lease terms ranging from five to 12 years and expiration dates ranging from December
     31, 2008 to December 31, 2010. The current blended rental rate per square foot of $22.70 is constant for the remaining lease terms. There are two five-year options to renew the lease with the rental rate per square foot determined at the then fair market. CSC Information provides outsourcing services that include systems analysis, applications development, network operations, desktop computing, data center management, procurement and supply chain, call centers, customer relationship management, credit services and claims processing. CSC Information serves the aerospace/defense, automotive, chemical, consumer goods, financial services, government, healthcare, manufacturing, retail/distribution, telecommunications and technology sectors in North America, Europe and the
     Asia-Pacific region. As of the fiscal year ended March 30, 2007, CSC
     Information reported revenue of approximately $14.9 billion, net income of
     $397.3 million and stockholder equity of $5.5 billion.

o    NORTHROP GRUMMAN INFORMATION TECHNOLOGY (NYSE: "NOC") (rated "BBB+" by
     Fitch, "Baa1" by Moody's and "BBB+" by S&P) occupies a total of 145,959 square feet (21.0% of square feet, 26.1% of rental income) in Washington
     Technology Park II (WTP 2) under a ten-year lease expiring on February 28,
     2017. The current rental rate per square foot of $31.11 increases annually by 2.5%. There are two five-year options to renew the lease with the rental rate per square foot determined at the then fair market. Northrop Grumman
     Information Technology operates through four segments including Information and Services, Aerospace, Electronics, and Shipbuilding. Information and
     Services provides various communications, computers and intelligence support to federal, state and local agencies and commercial customers.
     Aerospace develops command and control systems, integrated combat systems, airborne ground surveillance and other products primarily for the United
     States government. Electronics produces high performance sensors, intelligence processing and navigation systems. Shipbuilding constructs nuclear powered aircraft carriers, amphibious assault ships, surface combatants and nuclear powered submarines. Northrop Grumman Information
     Technology also provides after-market services and produces double-hulled crude oil tankers. As of the third quarter ended September 30, 2007,
     Northrop Grumman Information Technology reported trailing 12 month revenue of approximately $31.2 billion, net income of $1.8 billion and stockholder equity of $16.8 billion.

o    GENERAL DYNAMICS CORPORATION (NYSE: "GD") (rated "A" by Fitch, "A2" by
     Moody's and "A" by S&P) occupies a total of 92,446 square feet (13.3% of square feet, 13.2% of rental income) in WTP 1 under lease terms ranging from two to three years and expiration dates ranging from July 31, 2008 to
     December 31, 2009. The current blended rental rate per square foot of
     $24.84 is constant during the remaining lease terms. There are two three-year options to renew the lease with the rental rate per square foot determined at the then fair market. General Dynamics Corporation operates through four segments including Aerospace, Combat Systems, Marine Systems,
     Information Systems and Technology. Aerospace develops business-jet aircraft for corporations, private individuals and government users. Combat
     Systems supplies combat vehicles, battle tanks, guns, ammunition, protective armor and components for aerospace systems. Marine Systems offers submarines and various surface ships for the United States Navy and commercial customers. Products include Virginia-class attack submarines,
     Trident ballistic-missile submarine conversions, surface combatants, auxiliary and combat-logistics ships and commercial tankers. Information
     Systems and Technology builds command, control, communications and computing systems for defense customers. General Dynamics Corporation operates in North America, Europe, Latin America, the Middle East, Africa
     and Asia. As of the third quarter ended September 30, 2007, General
     Dynamics Corporation reported trailing 12 month revenue of approximately
     $26.2 billion, net income of 1.9 billion and stockholder equity of $10.9 billion.

o    CH2M HILL (not rated) occupies a total of 77,651 square feet (11.2% of square feet, 11.4% of rental income) in WTP 2 under an eight-year lease expiring on February 28, 2015. The current rental rate per square foot of
     $25.55 increases annually by 2.2%. There are two three-year options to renew the lease with the rental rate per square foot determined at the then fair market. CH2M Hill is a full-service engineering, construction and operations company. CH2M Hill helps municipal, regional, state and federal clients develop and manage infrastructure and facilities that improve efficiency, safety and quality of life. CH2M Hill has served public utility and government clients by providing engineering design, construction, and operations and maintenance services on projects located in the United
     States and in 116 countries around the world. Projects include chemical plants in Buenos Aires, Argentina, super cleanrooms in Japan, wastewater treatment plants in New Zealand and nuclear cleanup in Colorado. As of nine months ending September 30, 2007, CH2M Hill reported revenue of approximately $3.1 billion, net income of 51.2 million and stockholder equity of $439.4 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       25

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The COPT Office Portfolio Mortgage Loan is a $150.0 million, 10-year fixed rate loan secured by two suburban office buildings located in Chantilly,
     Virginia. The COPT Office Portfolio Mortgage Loan is interest only for the entire loan term, matures on June 1, 2017 and accrues interest at an annual rate of 5.650%.

THE BORROWER:

o    The COPT Office Portfolio Borrowers are COPT Chantilly LLC and COPT
     Chantilly, II LLC, both of which are Virginia limited liability companies and single purpose bankruptcy remote entities each with at least one independent director for which the COPT Chantilly LLC and the COPT
     Chantilly II LLC Borrowers' legal counsel has delivered a non-consolidation opinion. The sponsor of the COPT Office Portfolio Mortgage Loan is
     Corporate Office Properties, L.P., a Delaware limited partnership, the parent of which is Corporate Office Properties Trust (NYSE: "OFC") (not
     rated).

o    Corporate Office Properties Trust, a real estate investment trust, engages in the acquisition, development, ownership, management and leasing of suburban office properties. Corporate Office Properties Trust currently owns 247 office properties totaling 18.5 million square feet, which includes 18 properties totaling 806,000 square feet held through joint ventures. As of the third quarter ended September 30, 2007, Corporate
     Office Properties Trust reported trailing 12 month revenue of approximately
     $403.7 million, net income of $34.4 million and stockholder equity of
     $832.8 million.

THE PROPERTY:

o    The COPT Office Portfolio Mortgaged Properties consist of fee simple interests in three suburban office buildings containing a total of 694,016 square feet that are situated on a total of 51.91 acres. The three buildings are referred to as Washington Technology Park I (WTP I),
     Washington Technology Park I (WTP II) and The Commons. The four largest tenants in the COPT Office Portfolio are CSC Information, Northrop Grumman
     Information Technology, General Dynamics Corporation and CH2M Hill, which together occupy 89.1% of the total square feet.

o    Washington Technology Park I (WTP I) was built in 1989. The improvements consist of one five-story Class "A" 427,196 square foot building and one two-story 43,210 square foot building known as The Commons. WTP I contains a total of 470,406 square feet and is situated on 34.89 acres. There are
     1,600 surface parking spaces, resulting in a parking ratio of 3.4 spaces per 1,000 square feet. The main lobby area of the five-story building contains a five-story atrium. The Commons is a combination of office space and amenities, including a health & fitness center, a 135-seat auditorium, conference room, and a full-service cafeteria. The Commons amenities are shared with both WTP I and WTP II via an underground walkway.

o    Washington Technology Park II (WTP II) was built in 2005. The improvements consist of one six-story Class "A" building containing 223,610 square feet and situated on 17.02 acres. There are 895 surface parking spaces, resulting in a parking ratio of 4.0 spaces per 1,000 square feet. WTP II is adjacent to both The Commons and WTP I.

o    The COPT Office Portfolio Mortgaged Properties are located in Chantilly,
     Virginia within the Washington, D.C. metropolitan statistical area outside of the I-495 "Beltway" approximately 22 miles northwest of the Washington,
     D.C., central business district. The COPT Office Portfolio Mortgaged
     Property is located in the Westfields Corporate Center, an 1,100 acre office park developed in the 1980's that includes corporate headquarter buildings, a colonial style conference center with 48,000 square feet of meeting space, a golf course and athletic fields. The COPT Office Portfolio
     Mortgaged Properties are located just south of the Washington-Dulles
     International Airport, the third busiest airport in the United States. The
     COPT Office Portfolio Mortgaged Property is about one-half mile south of the US Route 50 and Route 28 interchange and about one mile north of the
     I-66 and Route 28 interchange, providing excellent access throughout
     Northern Virginia and to the Washington, D.C. area.

o    The COPT Office Portfolio Borrowers are generally required at their sole cost and expense to keep the COPT Office Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       26

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                             COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

o    The COPT Office Portfolio Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism; provided that if such coverage is not included as part of the
     "all risk" insurance policy, the COPT Office Portfolio Borrower must obtain coverage for acts of terrorism in a stand alone policy, but is not required to pay any insurance premiums solely with respect to such terrorism coverage in excess of an amount equal to 100% of the aggregate insurance premiums payable with respect to all the insurance coverage for the last policy year in which coverage for terrorism was included as part of the
     "all risk" insurance policy adjusted annually by a percentage equal to the increase in the consumer price index.

PROPERTY MANAGEMENT:

o    COPT Property Management Services, LLC, a borrower related management company, manages the COPT Office Portfolio Mortgaged Properties. COPT
     Property Management Services, LLC is the management arm of Corporate Office
     Properties Trust. COPT manages approximately 13 million square feet of office space in an area stretching from Central New Jersey to Northern
     Virginia.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

COLLATERAL RELEASE:

o    The COPT Office Portfolio Borrower, after the earlier to occur of the thirty-sixth payment date of the COPT Office Portfolio Mortgage Loan or two years from the "startup date" of a REMIC trust securitization, may obtain a release from the lien of the related Mortgage of an individual property upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default is continuing; (b) the COPT
     Office Portfolio Borrower defeases an amount of principal equal to 110% of the allocated Mortgage Loan amount for the COPT Office Portfolio Mortgaged
     Property; and (c) after giving effect to such release, the underwritten debt service coverage ratio for the other property then remaining subject to the lien of the related Mortgage will be no less than the greater of:
     (1) the underwritten debt service coverage ratio immediately preceding such release and (2) 1.20x.

o    The COPT Office Portfolio Borrower may obtain the substitution of one or more of the COPT Office Portfolio Mortgaged Properties upon the satisfaction of certain conditions including, without limitation, the following: (a) no event of default is continuing; (b) after giving effect to the substitution, the underwritten debt service coverage ratio for all of the COPT Office Portfolio Mortgaged Properties will be no less than the greater of: (1) the underwritten debt service coverage ratio for all of the
     COPT Office Portfolio Mortgaged Properties immediately preceding such substitution and (2) 1.20x; (c) after giving effect to the substitution, the loan-to-value ratio for all of the COPT Office Portfolio Mortgaged
     Properties will be no greater than the lesser of: (1) the loan-to-value ratio for all of the COPT Office Portfolio Mortgaged Properties immediately preceding such substitution and (2) 75%; and (d) no substitution will occur during the 12-month period preceding the Maturity Date of the COPT Office
     Portfolio Mortgage Loan. In addition, if the COPT Office Portfolio Borrower is unable to simultaneously effectuate the substitution of a substitute property for a released property, the COPT Office Portfolio Borrower may obtain the release of a COPT Office Portfolio Mortgaged Property if (a) the
     COPT Office Portfolio Borrower shall deposit with mortgagee cash or a letter of credit in an amount equal to the greater of (1) the then fair market value of the proposed released property and (2) the amount that would be required to purchase defeasance collateral necessary to partially defease the loan and obtain the release of the COPT Office Portfolio
     Mortgaged Property in question; (b) mortgagee shall have received a REMIC opinion with respect to such release and substitution and (c) the COPT
     Office Portfolio Borrower must satisfy each of the conditions set forth in this paragraph within ninety (90) days after the release of a COPT Office
     Portfolio Mortgaged Property; provided that if for any reason the substitution fails to occur in ninety (90) days after the release of a COPT
     Office Portfolio Mortgaged Property, then the mortgagee shall have the right to use any cash substitution collateral and draw on any letter of credit and apply the proceeds of such draw to purchase the defeasance collateral necessary to effect a partial defeasance in the amount that would be necessary to obtain a release of a COPT Office Portfolio Mortgaged
     Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       27

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                             COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       28

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                                600 WEST CHICAGO
--------------------------------------------------------------------------------

                               [4 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       29

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                                600 WEST CHICAGO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:              LaSalle
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $134,000,000
FIRST PAYMENT DATE:           July 1, 2007
TERM/AMORTIZATION:            120/0 months
INTEREST ONLY PERIOD:         120 months
MATURITY DATE:                June 1, 2017
EXPECTED MATURITY BALANCE:    $134,000,000
BORROWING ENTITY:             600 West Chicago Associates LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 83 payments
                              Open: 37 payments
                              Defeasance
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   TI/LC RESERVE:             $14,000,000
OTHER RESERVE(1):             $14,912,235
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   REPLACEMENT RESERVE:       $19,557
PARI PASSU DEBT:              Notes A-1 and Note A-2 totaling $131,000,000
LOCKBOX:                      Hard

(1)  Other Reserve consists of Jones Lang Funds ($292,505), Purchase Contract TI
     Funds ($10,481,637), Rent Allowance Funds ($1,138,093), and BL/Working
     Capital Funds ($3,000,000).

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $134,000,000
CUT-OFF DATE LTV(1):          79.7%
MATURITY DATE LTV:            79.7%
UNDERWRITTEN DSCR:            1.40x
MORTGAGE RATE:                5.680%

(1)  Based on an "as is" value. Based on an "as-stabilized" value of
     $357,300,000 as of April 1, 2009 the Cut-off LTV is 74.2%.

                              PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            CBD
LOCATION:                     Chicago, Illinois
YEAR BUILT/RENOVATED:         1907/2005
NET RENTABLE SQUARE FEET:     1,564,592
CUT-OFF BALANCE PER SF:       $169
OCCUPANCY AS OF 01/01/2008:   85.1%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Amerimar Eport Management Co., Inc.
UNDERWRITTEN NET CASH FLOW:   $21,355,255
APPRAISED VALUE:              $332,650,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       30

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                                600 WEST CHICAGO
-------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2005)   (12/31/2006)   (12/31/2007)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $17,909,560    $23,431,577    $29,515,798    $34,229,912
Total Expenses ...............   $ 5,571,661    $11,302,183    $12,604,510    $12,639,968
Net Operating Income (NOI) ...   $12,337,899    $12,129,394    $16,911,288    $21,589,944
Cash Flow (CF) ...............   $12,337,899    $12,129,394    $16,911,288    $21,355,255
DSCR on NOI ..................          0.81x          0.79x          1.11x          1.41x
DSCR on CF ...................          0.81x          0.79x          1.11x          1.40x

                              TENANT INFORMATION(1)

                                       RATINGS          TOTAL       % OF
TOP TENANTS                       FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
-------------------------------   -----------------   ---------   --------

Bankers Life and Casualty .....       NR/NR/BB+        222,016      14.2%
Level 3 Communications ........      CCC-/Caa2/B-      205,695      13.1
William Wrigley Jr. Company ...        NR/A1/A+        173,018      11.1
                                                       -------      ----
TOTAL .........................                        600,729      38.4%

                                              POTENTIAL         % OF           LEASE
TOP TENANTS                       RENT PSF       RENT      POTENTIAL RENT   EXPIRATION
-------------------------------   --------   -----------   --------------   ----------

Bankers Life and Casualty .....   $ 19.77    $ 4,389,444        12.4%       11/30/2018(2)
Level 3 Communications ........   $ 27.87      5,733,086        16.2        11/30/2015
William Wrigley Jr. Company ...   $ 21.64      3,743,719        10.6        01/31/2016(3)
                                             -----------        ----
TOTAL .........................              $13,866,249        39.2%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Bankers Life and Casualty occupies 222,016 square feet. 207,536 square feet will expire on November 30, 2018 and the remaining 14,480 square feet will expire on December 30, 2018.

(3)  William Wrigley Jr. Company occupies 22,658 square feet that is month to month.

                           LEASE ROLLOVER SCHEDULE(1)

                      NO. OF LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION       EXPIRING         SF      TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
-------------------   -------------   ---------   --------   ----------   -------------   ----------

MTM ...............          5           45,986      2.9%        45,986         2.9%      $1,035,611
2008 ..............          3           15,971      1.0         61,957         4.0%      $  335,616
2009 ..............          3           14,456      0.9         76,413         4.9%      $  299,242
2011 ..............          6           83,904      5.4        160,317        10.2%      $2,043,747
2012 ..............          4           57,517      3.7        217,834        13.9%      $1,174,940
2013 ..............          1              300      0.0        218,134        13.9%      $   15,000
2014 ..............          6           27,414      1.8        245,548        15.7%      $  544,717
2015 ..............         10          384,818     24.6        630,366        40.3%      $9,493,865
2016 ..............          4          154,602      9.9        784,968        50.2%      $3,337,745
2017 ..............          1            5,616      0.4        790,584        50.5%      $   53,801
2018 ..............          6          304,322     19.5      1,094,906        70.0%      $6,204,374
2019 ..............          3          100,229      6.4      1,195,135        76.4%      $2,265,038
2020 ..............          2            8,450      0.5      1,203,585        76.9%      $  230,854
2022 ..............          3           68,317      4.4      1,271,902        81.3%      $1,387,545
2023 ..............          1           12,225      0.8      1,284,127        82.1%      $  645,236
2024 ..............          1            6,287      0.4      1,290,414        82.5%      $  126,306
Building Office ...          1            2,234      0.1      1,292,648        82.6%              --
Vacant ............         12          271,748     17.4      1,564,396       100.0%              --
                            --        ---------    -----
TOTAL .............         72        1,564,396    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       31

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                                600 WEST CHICAGO
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                         SUMMARY OF SIGNIFICANT TENANTS

The three largest tenants, representing 38.4% of the net rentable square feet, are:

o    BANKERS LIFE AND CASUALTY (NYSE: "CNO") (not rated by Fitch or Moody's and rated "BB+" by S&P) occupies a total of 222,016 square feet (14.2% of square feet, 12.4% of rental income) under two 11-year leases expiring on
     November 30, 2018 (office space) and December 31, 2018 (storage space). The current rental rate per square foot of $19.77 on the office space increases annually by approximately 2.0%. Established in 1879, Bankers Life and
     Casualty is one of the largest insurance companies in the United States focused exclusively on the needs of senior citizens. Insurance products include long term care, life insurance, annuities and Medicare supplement.
     Bankers Life and Casualty is a subsidiary of Conseco, Inc. (rated "BB-" by
     Fitch, "B1" by Moody's and "B+" by S&P). Conseco engages in the development, marketing and administration of supplemental health insurance, annuity, individual life insurance and other insurance products in the
     United States. Conseco, Inc. operates in three segments: Bankers Life and
     Casualty, Conseco Insurance Group and Colonial Penn. Conseco, Inc. sells its products through career agents, professional independent producers and direct marketing channels. As of the third quarter ended September 30,
     2007, Conseco, Inc. reported trailing 12 month revenue of approximately
     $4.6 billion, net loss of $97.4 million and stockholder equity of $4.3 billion.

o    LEVEL 3 COMMUNICATIONS (NASDAQ: "LVLT") (rated "CCC-" by Fitch, "Caa2" by
     Moody's and "B-" by S&P) occupies a total of 205,695 square feet (13.1% of square feet, 16.2% of rental income) under a 15-year lease expiring on
     November 30, 2015. The current rental rate per square foot of $25.87 on the office space increases annually by approximately 3%. Level 3 Communications offers switched services, including long distance origination, transport and termination services, services that terminate toll free calls, international voice termination services, voice over Internet protocol
     (VoIP) enhanced local service to launch IP-based local and long-distance voice to residential and business customers, local inbound services, E-911
     Direct solutions, and automatic number identification-based and carrier identification code-based services, as well as a dedicated end-user service. Level 3 Communications also provides a public switched telephone network line, telephone number, which includes associated directory listing, operator services, directory assistance and 911 services, long-distance access services and managed modem solutions. In addition, network and Internet services include transport, IP, Internet access,
     Ethernet and virtual private network, co-location, dark fiber and professional services, and content distribution products and services consist of content delivery network, fiber optic and satellite video transport, advertising distribution and storage services. Level 3
     Communications has an intercity network covering 67,000 miles and local networks in 116 markets in North America, and an intercity network covering
     4,200 miles and local networks in nine markets in Europe. As of the third quarter ended September 30, 2007, Level 3 Communications reported trailing
     12 month revenue of approximately $4.0 billion, net loss of $1.3 billion and stockholder equity of $1.2 billion.

o    WILLIAM WRIGLEY JR. COMPANY (NYSE: "WWY") (not rated by Fitch, rated "A1"
     by Moody's and "A+" by S&P) occupies a total of 173,018 square feet (11.1%
     of square feet, 10.6% of rental income) under a ten-year lease expiring on
     January 31, 2016. The current blended rate per square foot of $21.64 increases by $1.00 per square foot annually thereafter. William Wrigley Jr.
     Company engages in the manufacture and marketing of chewing gums, mints, candies and other confectionery products in the United States and internationally. William Wrigley Jr. Company offers its products in approximately 180 countries under Wrigley's Spearmint, Juicy Fruit,
     Altoids, Doublemint, Life Savers, Big Red, Boomer, Pim Pom, Winterfresh,
     Extra, Freedent, Hubba Bubba, Orbit, Excel, Creme Savers, Eclipse,
     Airwaves, Alpine, Solano, Sugus, Cool Air and P.K. brand names. William
     Wrigley Jr. Company markets its products primarily through distributors, wholesalers, corporate chains and cooperative buying groups that distribute the products through retail outlets, as well as to vending distributors, concessionaires and other customers in wholesale quantities. As of the third quarter ended September 30, 2007, William Wrigley Jr. Company reported trailing 12 month revenue of approximately $5.2 billion, net income of $605.8 million and stockholder equity of $2.7 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       32

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                                600 WEST CHICAGO
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

THE LOAN:

o    The 600 West Chicago Mortgage Loan is a $265.0 million, ten-year fixed rate loan secured by a central business district office building located in
     Chicago, Illinois. The 600 West Chicago Whole Loan is part of a split loan structure evidenced by four pari passu notes referred to as the 600 West
     Chicago Pari Passu Notes A-1 and Note A-2 (which are not included in the
     Trust Fund) and the 600 West Chicago Pari Passu Note A-3 and Note A-4
     (which are included in the Trust Fund and represent the 600 West Chicago
     Mortgage Loan). The 600 West Chicago Mortgage Loan is interest only for the entire loan term, matures on June 1, 2017 and accrues interest at an annual rate of 5.680%.

THE BORROWER:

o    The 600 West Chicago Borrower is 600 West Chicago Associates LLC, a
     Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 600 West
     Chicago Borrower's legal counsel has delivered a non-consolidation opinion.
     The sponsor of the 600 West Chicago Mortgage Loan is Victor Gerstein.

o    Mr. Gerstein, a named partner in the law firm of Gerstein Strauss & Rinaldi that is based in New York City, is a Yale University law school graduate that practices in real estate and real estate acquisitions, banking and mortgage financings. Since 1995, Mr. Gerstein has acquired office buildings totaling 6.9 million square feet located in Manhattan as well as throughout the United States.

THE PROPERTY:

o    The 600 West Chicago Mortgaged Property consists of a fee simple interest in four Class "A" buildings (three are contiguous and interconnected)
     totaling 1,564,592 square feet located in Chicago's central business district. The 600 West Chicago Mortgaged Property buildings were constructed between 1907 and 2001 and are situated on 7.65 acres along the
     Chicago River.

o    The three contiguous buildings located on the Chicago River are the South
     Building, an eight-story office building constructed in 1907, the North
     Building, an eleven-story residential loft and parking structure (only the first five floors are part of the collateral) built in 1929, and the 950
     Building, an eight-story parking structure constructed between 2001 and
     2002. The 811 Parking Structure, located across Larrabee Street to the east of the South Building, was constructed in 1971. The three largest tenants are Bankers Life and Casualty, Level 3 Communications and William Wrigley
     Jr. Company, which together occupy 38.4% of the total square feet and contribute 39.2% of the gross potential rental income. There are a total of
     1,426 parking spaces located throughout the four buildings, resulting in a parking ratio of 0.9 spaces per 1,000 square feet.

o    The 600 West Chicago Mortgaged Property is located in the Chicago central business district along the Chicago River in the River North neighborhood.
     The area is in close proximity to The Loop and the Magnificent Mile neighborhoods and is generally surrounded by galleries, boutique retail shops, gourmet restaurants and various entertainment venues. Access to downtown Chicago is provided by five interstate highways, eight suburban railroad commuter lines and six transit authority train lines.

o    The 600 West Chicago Mortgaged Property was originally built to serve as a distribution center for Montgomery Ward's department store chain. Due to its distinct architectural style and prominent location along the Chicago
     River, the 600 West Chicago Mortgaged Property was listed on the National
     Register of Historic Places and has been designated as a Chicago Landmark
     Building. In 2001, the building underwent a complete rehabilitation costing in excess of $200 million to reposition the 600 West Chicago Mortgaged
     Property with large floor plates, high ceilings, a dramatic lobby and the
     Riverwalk esplanade that stretches two thirds of a mile along the eastern bank of the Chicago River. The 600 West Chicago Mortgaged Property offers significant power capability, fiber connectivity and back-up generators which allows the 600 West Chicago Mortgaged Property to meet the requirements of its telecom tenants.

o    The 600 West Chicago Borrower is generally required at its sole cost and expense to keep the 600 West Chicago Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The 600 West Chicago Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism;
     provided that the 600 West Chicago Borrower is not required to pay any insurance premiums solely with respect to such terrorism coverage in excess of an amount equal to 100% of the aggregate insurance premiums payable with respect to the casualty insurance carried by the 600 West Chicago Borrower with respect to the 600 West Chicago Mortgaged Property for the immediately prior 12 month period.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       33

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                                600 WEST CHICAGO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    Amerimar Eport Management Co. Inc., a division of Amerimar Enterprises, manages the 600 West Chicago Mortgaged Property. Amerimar Enterprises a
     national real estate investment and management firm founded in 1992 and headquartered in Philadelphia, Pennsylvania.

CURRENT PARI PASSU INDEBTEDNESS:

o    $66,250,000 Note A-1 and $64,750,000 Note A-2, each held outside the Trust
     Fund.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       34

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                                600 WEST CHICAGO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       35

                      (This Page Intentionally Left Blank)

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              THE HALLMARK BUILDING
--------------------------------------------------------------------------------

                               [3 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       36

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              THE HALLMARK BUILDING
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:                   LaSalle
LOAN PURPOSE:                      Refinance
ORIGINAL PRINCIPAL BALANCE:        $64,000,000
FIRST PAYMENT DATE:                July 1, 2007
TERM/AMORTIZATION:                 120/0 months
INTEREST ONLY PERIOD:              120 months
MATURITY DATE:                     June 1, 2017
EXPECTED MATURITY BALANCE:         $64,000,000
BORROWING ENTITY:                  BRIT-Hallmark LLC
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Lockout: 33 payments
                                   YM or PPMT: 84 payments
                                   Open: 3 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:          Yes
   IMMEDIATE REPAIR RESERVE:       $58,125
   DEBT SERVICE RESERVE:           307,200
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:          Yes
FUTURE MEZZANINE DEBT:             Yes
LOCKBOX:                           Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:              $64,000,000
CUT-OFF DATE LTV:                  80.0%
MATURITY DATE LTV:                 80.0%
UNDERWRITTEN DSCR(1):              1.22x
MORTGAGE RATE:                     5.760%

(1)  The Mortgaged Property is 90.3% occupied. At closing of The Hallmark
     Building Mortgage Loan, the related sponsor also executed a five-year master lease on 17,700 square feet (5.8% of net rentable area). This master lease is for $26.50 per square foot ($469,050 of annual income), but was not utilized in the underwriting. If this income were to be included in the underwriting, the Underwritten DSCR would increase from 1.22x to 1.34x.

                              PROPERTY INFORMATION

PROPERTY TYPE:                     Office
PROPERTY SUB-TYPE:                 Suburban
LOCATION:                          Dulles, Virginia
YEAR BUILT/RENOVATED:              1985/NAP
NET RENTABLE SQUARE FEET:          305,347
CUT-OFF BALANCE PER SF:            $210
OCCUPANCY AS OF 01/01/2008:        90.3%
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               BECO Management, Inc.
UNDERWRITTEN NET CASH FLOW:        $4,560,128
APPRAISED VALUE:                   $80,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       37

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                             THE HALLMARK BUILDING
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                                      TRAILING 12
                                         FULL YEAR      FULL YEAR    MONTHS ENDING
                                       (12/31/2005)   (12/31/2006)    (03/31/2007)   UNDERWRITTEN
                                       ------------   ------------   -------------   ------------

Effective Gross Income .............    $8,540,427     $7,698,291     $7,350,401      $8,703,989
Total Expenses .....................    $3,413,801     $3,715,797     $3,858,685      $3,873,484
Net Operating Income (NOI) .........    $5,126,626     $3,982,494     $3,491,716      $4,830,505
Cash Flow (CF) .....................    $5,126,626     $3,982,494     $3,491,716      $4,560,128
DSCR on NOI ........................          1.37x          1.07x          0.93x           1.29x
DSCR on CF .........................          1.37x          1.07x          0.93x           1.22x

                              TENANT INFORMATION(1)

                                      RATINGS          TOTAL       % OF
TOP TENANTS                      FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
------------------------------   -----------------   ---------   --------

Electronic Warfare Associates        Not Rated         81,523      26.7%
Qivliq, LLC ..................       Not Rated         30,126       9.9
Anacomp, Inc. ................       Not Rated         20,052       6.6
                                                      -------      ----
TOTAL ........................                        131,701      43.1%

                                             POTENTIAL         % OF           LEASE
TOP TENANTS                      RENT PSF      RENT      POTENTIAL RENT    EXPIRATION
------------------------------   ---------- ------------ ---------------- -------------

Electronic Warfare Associates     $23.74    $1,935,232        24.9%       09/30/2008(2)
Qivliq, LLC ..................    $21.60       650,722         8.4        02/28/2012
Anacomp, Inc. ................    $29.77       596,919         7.7        09/30/2009(3)
                                            ----------        ----
TOTAL ........................              $3,182,873        41.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Electronic Warfare Associates has four office suites and six storage units totaling 81,523 square feet. 1,726 square feet of office space will expire on September 30, 2008, 52,450 square feet of office space will expire on
     October 31, 2008, 4,534 square feet of office space will expire on October
     31, 2008 and the remaining 19,279 square feet of office space will expire on March 31, 2010.

(3)  Anacomp, Inc. has two office suites totaling 20,052 square feet. 11,611 square feet will expire on September 30, 2009 and the remaining 8,441 square feet expire on December 31, 2009.

                           LEASE ROLLOVER SCHEDULE(1)

                           NO. OF
                           LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION        EXPIRING      SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
-----------------------   --------   --------   --------   ----------   -------------   ----------

2008 ..................       9       78,313      25.6%      78,313         25.6%       $1,978,770
2009 ..................       7       30,801      10.1      109,114         35.7%       $  888,070
2010 ..................       6       46,203      15.1      155,317         50.9%       $1,248,621
2011 ..................       2        6,025       2.0      161,342         52.8%       $  134,013
2012 ..................       6       63,518      20.8      224,860         73.6%       $1,592,217
2013 ..................       3       20,671       6.8      245,531         80.4%       $  557,384
2014 ..................       1        7,555       2.5      253,086         82.9%       $  194,541
2015 ..................       2        9,650       3.2      262,736         86.0%       $  237,039
2017 ..................       1        8,650       2.8      271,386         88.9%       $  236,145
Storage Space .........      13        5,067       1.7      276,453         90.5%       $   74,875
Vacant ................       9       28,894       9.5      305,347        100.0%               --
                            ---      -------     -----
TOTAL .................      59      305,347     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       38

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              THE HALLMARK BUILDING
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The three largest tenants, representing 43.1% of the net rentable square feet are:

o    ELECTRONIC WARFARE ASSOCIATES (not rated) occupies a total of 81,523 square feet (26.7% of square feet, 24.9% of rental income) under a lease with various rental rates per square foot and expiration dates. The current blended rental rate per square foot of $23.74 increases annually by approximately 2.0% to 5.0% depending upon the space. There is one five-year option to renew the lease with the rental rates per square foot determined at the then fair market. Electronic Warfare Associates provides a broad range of innovative technology solutions for government and industry with
     1,000 employees located throughout the United States, Canada and Australia.
     Electronic Warfare Associates is known for its military research and development capabilities including advanced communications devices, digital signal processing, information protection and infrastructure security.

o    QIVLIQ, LLC (not rated) occupies 30,126 square feet (9.9% of square feet,
     8.4% of rental income) under a five-year lease expiring on February 28,
     2012. The current rental rate per square foot of $21.60 increases annually by approximately 3.0%. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market.
     Qivliq, LLC provides administrative services to the federal government and commercial customers. Qivliq, LLC's expertise includes telecommunications, information technology, product development, clothing manufacturing and security services. Qivliq, LLC is owned by the NANA Development
     Corporation, an Alaska Native corporation formed following congressional enactment of the Alaska Native Claims Settlement Act. The Alaska Native
     Claims Settlement Act was intended to resolve the long-standing issue of aboriginal land claims in Alaska and to create a mechanism for economic development in Alaska, particularly in rural areas. Qivliq, LLC is one of more than 30 companies held by NANA Development Corporation.

o    ANACOMP, INC. (not rated) occupies a total of 20,052 square feet (6.6% of square feet, 7.7% of rental income) under two ten-year leases expiring on
     September 30, 2009 and December 31, 2009. The current blended rental rate per square foot of $29.77 increases annually by approximately 3.0%. There is one ten-year option to renew the leases with the rental rate per square foot determined at the then fair market. Anacomp, Inc. provides document management services including preparation, scanning, indexing, storage and online retrieval. Clients include law firms and the majority of Fortune 500 companies.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       39

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              THE HALLMARK BUILDING
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Hallmark Building Mortgage Loan is a $64.0 million, 10-year fixed rate loan secured by a suburban office building located in Dulles, Virginia. The
     Hallmark Building Mortgage Loan is interest only for the entire loan term, matures on June 1, 2017 and accrues interest at an annual rate of 5.760%.

THE BORROWER:

o    The Hallmark Building Borrower is BRIT-Hallmark LLC, a Delaware limited liability company and a single purpose entity with at least two independent directors. The sponsor of The Hallmark Building Mortgage Loan is BRIT, LP, and entity controlled by Jeffrey Lee Cohen, Dennis Berman, Gary Berman and
     Michael David Epstein.

o    Jeffrey Lee Cohen, Dennis Berman, Gary Berman and Michael David Epstein
     have worked together for over two decades. Together, these four principals have extensive experience in the acquisition, ownership, construction, operation, leasing, and management of commercial real estate. The principals have worked together since 1986 and are the founders of BECO
     Management, a fully integrated commercial real estate company designed to handle property management, leasing and construction.

THE PROPERTY:

o    The Hallmark Building Mortgaged Property consists of a fee simple interest in a six-story Class "A" suburban office building constructed in 1985. The improvements contain 305,347 net rentable square feet and are situated on
     8.07 acres. The three largest tenants are Electronic Warfare Associates,
     Qivliq, LLC and Anacomp, Inc., which together occupy 43.1% of the total square feet.

o    The Hallmark Building Mortgaged Property is configured with two wings and a six-story open atrium with twin glass elevators. The Hallmark Building
     Mortgaged Property has four additional elevators, an on-site deli, a state-of-the-art conference center, and a 24-hour staffed security desk with 36 remote cameras and an electronic keycard building access system.
     There are 418 surface parking spaces and 661 parking spaces located in a two-level subterranean parking garage for a total of 1,079 spaces, resulting in a parking ratio of 3.5 spaces per 1,000 square feet.

o    The Hallmark Building Mortgaged Property is located in Dulles, Virginia about 30 miles west of downtown Washington, D.C. outside of the I-495
     "Beltway". The Hallmark Building Mortgaged Property is located within the
     Renaissance Park, an industrial and office development that borders the
     Washington-Dulles International Airport. Two major traffic arteries, the
     Dulles Greenway and the Lee Jackson Memorial Highway, are located on either side of The Hallmark Building Mortgaged Property providing direct access to
     I-66 and I-495. Retail development is located to the north and south of the
     Hallmark Building Mortgaged Property at the Dulles Greenway and Lee Jackson
     Memorial Highway interchanges. The Hallmark Building Mortgaged Property is attached to the 300-room Dulles Hilton Hotel which services the neighboring
     Washington-Dulles International Airport.

o    The Hallmark Building Borrower is generally required at its sole cost and expense to keep the Hallmark Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Hallmark Building Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism;
     provided that The Hallmark Building Borrower is required to purchase insurance including terrorism coverage with a deductible not to exceed
     $25,000.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       40

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              THE HALLMARK BUILDING
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

o    BECO Management, Inc., manages The Hallmark Building Mortgaged Property.
     BECO Management, Inc. is a borrower related management company that was founded by BRIT, LP's principals in 1986. BECO owns and manages 24 office buildings totaling more than three million square feet in the Washington,
     D.C. area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Hallmark Building Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing;
     (b) the mezzanine lender will have executed an intercreditor agreement approved by the rating agencies in form and substance reasonably acceptable to the mortgagee; (c) the amount of such mezzanine loan, when added to the outstanding principal balance of The Hallmark Building Mortgage Loan, must result in a loan-to-value ratio less than or equal to 80% and a debt service coverage ratio greater than or equal to 1.20x; (d) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving The Hallmark Building Mortgage Loan; and (e) such mezzanine loan is completed no later than one year prior to the maturity date of The Hallmark Building Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting
EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities
LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important
Notice Regarding the Offered Certificates" in this free writing prospectus.

                                       41

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                              THE HALLMARK BUILDING
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                               [3 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       43

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:                LaSalle
LOAN PURPOSE:                   Refinance
ORIGINAL PRINCIPAL BALANCE:     $62,000,000
FIRST PAYMENT DATE:             June 1, 2007
TERM/AMORTIZATION:              60/0 months
INTEREST ONLY PERIOD:           60 months
MATURITY DATE:                  May 1, 2012
EXPECTED MATURITY BALANCE:      $62,000,000
BORROWING ENTITY:               BG Properties Lenexa, LLC;
                                BG Properties Frankfort, LLC;
                                BG Properties Grand Prairie,
                                LLC; BG Properties Nashua,
                                LLC; BG Properties Allen,
                                LLC; BG Properties
                                Clearfield, LLC
INTEREST CALCULATION:           Actual/360
CALL PROTECTION:                Lockout: 11 payments
                                YM or PPMT: 45 payments
                                Open: 4 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:       Yes
   LEP PREPAID RENT HOLDBACK:   $718,952
   IMMEDIATE REPAIR RESERVE:    $327,500
ONGOING MONTHLY RESERVES:
   REPLACEMENT RESERVE:         $8,337
LOCKBOX:                        Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:           $62,000,000
CUT-OFF DATE LTV:               82.7%
MATURITY DATE LTV:              82.7%
UNDERWRITTEN DSCR:              1.44x
MORTGAGE RATE:                  5.700%

                              PROPERTY INFORMATION

PROPERTY TYPE:                  Various
PROPERTY SUB-TYPE:              Various
LOCATION:                       Various
YEAR BUILT/RENOVATED:           Various
NET RENTABLE SQUARE FEET:       666,797
CUT-OFF BALANCE PER SF:         $93
OCCUPANCY AS OF 04/04/2007:     100.0%
OWNERSHIP INTEREST:             Fee
PROPERTY MANAGEMENT:            Redford Properties
                                III, Inc., d/b/a
                                CB Richard Ellis
UNDERWRITTEN NET CASH FLOW:     $5,161,528
APPRAISED VALUE:                $75,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       44

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                 UNDERWRITTEN
                                 ------------
Effective Gross Income .......   $ 8,487,761
Total Expenses ...............   $ 2,939,379
Net Operating Income (NOI) ...   $ 5,548,382
Cash Flow (CF) ...............   $ 5,161,528
DSCR on NOI ..................         1.55x
DSCR on CF ...................         1.44x

                                PORTFOLIO SUMMARY

PROPERTY NAME                      LOCATION            TENANT(1)(2)
--------------------------   -----------------   ----------------------

3281 West County
   Road ..................   Frankfort, IN       Lake Erie Products
875 & 888 South
   University Park
   Boulevard .............   Clearfield, UT      Northrop Grumman
10951 Lakeview Avenue.....   Lenexa, KS          Sprint Communications
                                                 Company
1908 110th Street ........   Grand Prairie, TX   Level 3 Communications
830 South Greenville
   Avenue ................   Allen, TX           HIT Entertainment
1617 Southwood Drive .....   Nashua, NH          Sun Microsystems
TOTAL/WTD.AVG. ...........

                             PROPERTY     YEAR      YEAR      SQUARE     AVG.
PROPERTY NAME                  TYPE      BUILT   RENOVATED     FEET      RENT    OCCUPANCY(3)
--------------------------- ----------   -----   ---------   --------   ------   ------------

3281 West County
   Road ..................  Industrial   1994    1998         200,000   $ 4.65      100.00%
875 & 888 South
   University Park
   Boulevard .............    Office     1999    NAP          151,350   $14.59      100.00%
10951 Lakeview Avenue.....    Office     1970    1987         105,935   $ 7.18      100.00%
1908 110th Street ........    Office     1988    1995          90,432   $ 5.98      100.00%
830 South Greenville
   Avenue ................    Office     2000    2006          70,680   $13.00      100.00%
1617 Southwood Drive .....    Office     1996    NAP           48,400   $14.06      100.00%
                                                              -------   ------      ------
TOTAL/WTD.AVG. ...........                                    666,797   $ 9.05      100.00%

(1)  Each of these properties contains a single tenant.

(2)  In the event that Northrup Grumman or Sprint gives prior written notice to vacate, the borrower will post a letter of credit in the amount of one year's rent for each respective tenant.

(3)  Occupancy as of April 4, 2007.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       45

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                              TENANT INFORMATION(1)

                                    RATINGS          TOTAL       % OF
TOP TENANTS                    FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
----------------------------   -----------------   ---------   --------

Lake Erie Products .........       Not Rated        200,000       30.0%
Northrop Grumman ...........     BBB+/Baa1/BBB+     151,350       22.7
Sprint Communications
   Company .................     BBB-/Baa3/BBB-     105,935       15.9
Level 3 Communications .....      CCC-/Caa2/B-       90,432       13.6
HIT Entertainment ..........       Not Rated         70,680       10.6
Sun Microsystems ...........      BBB-/Ba1/BB+       48,400        7.3
                                                    -------      -----
TOTAL ......................                        666,797      100.0%

                                           POTENTIAL        % OF            LEASE
TOP TENANTS                    RENT PSF       RENT     POTENTIAL RENT     EXPIRATION
----------------------------   --------   ----------   --------------   --------------

Lake Erie Products .........    $ 4.65    $  930,000         15.4%      09/01/2018
Northrop Grumman ...........    $14.59     2,207,439         36.6       06/01/2008(2)
Sprint Communications
   Company .................    $ 7.18       760,973         12.6       07/31/2008
Level 3 Communications .....    $ 5.98       540,783          9.0       12/01/2010
HIT Entertainment ..........    $13.00       918,840         15.2       10/01/2016
Sun Microsystems ...........    $14.06       680,504         11.3       11/01/2008
                                          ----------        -----
TOTAL ......................              $6,038,539        100.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Northrop Grumman combined has four office suites. 7,061 square feet of office space is currently a month-to-month lease, 18,739 square feet of office space expire on June 1, 2008, and 125,550 square feet of space expire on March 1, 2009.

                           LEASE ROLLOVER SCHEDULE(1)

                      NO. OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION        EXPIRING        SF     TOTAL SF     TOTAL SF   % OF TOTAL SF    EXPIRING
-------------------   -------------   --------   --------   ----------   -------------   ----------

MTM ...............           1          7,061       1.1%        7,061         1.1%      $  101,325
2008 ..............           4        173,074      26.0       180,135        27.0%      $1,715,816
2009 ..............           1        125,550      18.8       305,685        45.8%      $1,831,775
2010 ..............           1         90,432      13.6       396,117        59.4%      $  540,783
2016 ..............           1         70,680      10.6       466,797        70.0%      $  918,840
2018 ..............           1        200,000      30.0       666,797       100.0%      $  930,000
                             --        -------     -----
TOTAL .............           9        666,797     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       46

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
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                         SUMMARY OF SIGNIFICANT TENANTS

The six largest tenants, representing 100.0% of the net rentable square feet, are:

o    LAKE ERIE PRODUCTS (not rated) occupies 200,000 square feet (30.0% of square footage, 15.4% of rental income) in a single tenant industrial warehouse located in Frankfort, Indiana under a 15-year lease expiring on
     September 30, 2018. The current rental rate per square foot of $4.65 increases annually by the consumer price index. There is one ten-year option to renew the lease with the rental rate per square foot also increasing annually by the consumer price index. Lake Erie Products specializes in manufacturing alloy fasteners for the agricultural and transportation equipment, construction and fabricated metal products and commercial and industrial maintenance markets. Lake Erie Products also offers commercial heat treating, metallurgical and finishing services for fasteners.

o    NORTHROP GRUMMAN SPACE & MISSION SYSTEMS (NYSE: "NOC") (rated "BBB+" by
     Fitch, "Baa1" by Moody's and "BBB+" by S&P) occupies a total of 151,350 square feet (22.7% of square footage, 36.6% of income) in a single tenant suburban office building located in Clearfield, Utah under lease terms ranging from five to ten years and lease expiration dates of March 31, 2009 and June 1, 2008. The current rental rate per square foot of $14.59 increases annually by 2.0% to 3.0% depending on the space. There are multiple options to renew the lease depending upon the space with lease terms ranging from one to five years with the blended rental rate per square foot also increasing annually by 2.0%. Northrop Grumman Space &
     Mission Systems operates through four segments including Information and
     Services, Aerospace, Electronics and Shipbuilding. Information and Services
     provides various communications, computers and intelligence support to federal, state and local agencies and commercial customers. Aerospace develops command and control systems, integrated combat systems, airborne ground surveillance and other products primarily for the United States government. Electronics produces high performance sensors, intelligence processing and navigation systems. Shipbuilding constructs nuclear powered aircraft carriers, amphibious assault ships, surface combatants and nuclear powered submarines. Northrop Grumman Space & Mission Systems also provides after-market services and produces double-hulled crude oil tankers. As of the third quarter ended September 30, 2007, Northrop Grumman Space &
     Mission Systems reported trailing 12 month revenue of approximately $31.2 billion, net income of $1.8 billion and stockholder equity of $16.8 billion.

o    SPRINT COMMUNICATIONS COMPANY (NYSE: "S") (rated "BBB-" by Fitch, "Baa3" by
     Moody's and "BBB-" by S&P) occupies 105,935 square feet (15.9% of square footage, 12.6% of income) in a single tenant suburban office building located in Lenexa, Kansas under a 4-year lease expiring on July 31, 2008.
     The current rental rate per square foot of $7.18 is constant during the remaining lease term. Sprint Communications Company offers wireless and wireline communications products and services. The wireless segment provides mobile telephone and data transmission services. The mobile voice communications services include mobile telephone, voicemail, call waiting, call forwarding and directory assistance products. Data transmission products include wireless imaging, wireless Internet services, e-mail services, walkie-talkie services and accessories including carrying cases, battery chargers and hands-free devices. The wireless segment provides
     Sprint-branded services over its CDMA network in the United States, Puerto
     Rico and the U.S. Virgin Islands and Nextel-branded and Boost
     Mobile-branded services via its iDEN network. The wireline segment offers voice and data services to domestic and international business customers.
     Wireline segment products include network, voice and long-distance support services. As of the third quarter ended September 30, 2007, Sprint
     Communications Company reported trailing 12 month revenue of approximately
     $40.7 billion, net income of $165 million and stockholder equity of $51.3 billion.

o    LEVEL 3 COMMUNICATIONS (NASDAQ: "LVLT") (rated "CCC-" by Fitch, "Caa2" by
     Moody's and "B-" by S&P) occupies 90,432 square feet (13.6% of square footage, 9.0% of income) in a single tenant suburban office building located in Grand Prairie, Texas under a 15-year lease expiring on December
     1, 2010. The current rental rate per square foot of $5.98 is constant during the remaining lease term. Level 3 Communications operates long distance, local telephone and technology services primarily in North
     America and Europe. Level 3 Communications provides long distance and voice over Internet protocol (VoIP) services to residential, business, emergency service users. Local telephone includes conventional telephone line service and directory assistance. Level 3 Communication's technology offerings include network, Internet, advertising distribution and storage services.
     Level 3 Communications has a domestic intercity network covering 67,000 miles along with local networks in 116 markets. Level 3 Communications'
     European presence includes a network covering 4,200 miles as well as local networks in nine markets. As of the third quarter ended September 30, 2007,
     Level 3 Communications reported trailing 12 month revenue of approximately
     $4.0 billion, net loss of $1.3 billion and stockholder equity of $1.2 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
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o    HIT ENTERTAINMENT (not rated) occupies 70,680 square feet (10.6% of square footage, 15.2% of income) in a single tenant suburban office building located in Allen, Texas under a ten-year lease expiring on October 1, 2016.
     The current rental rate per square foot of $13.00 increases to $15.00 on
     November 1, 2010. There are three five-year options to renew the lease with the rental rate per square foot determined at the then fair market for the first year, but in no event less than the previous year, then increasing annually thereafter by 3.0%. HIT Entertainment is an independent children's entertainment producer and rights-owner, including such shows as Barney,
     Bob the Builder, Thomas & Friends, Pingu, Fireman Sam, Angelina Ballerina
     and Rainbow Magic. HIT Entertainment represents Fifi and the Flowertots in
     North America and Japan, and acts as a worldwide representative for The Jim
     Henson Company's library of classic family brands. HIT Entertainment also represents The Wiggles in the United Kingdom and owns the Guinness World
     Records publishing and television group. With a catalogue of more than
     1,500 hours of young children's programming, HIT Entertainment sells its shows to more than 240 countries worldwide in more than 40 different languages.

o    SUN MICROSYSTEMS (NASDAQ: "JAVAD") (rated "BBB-" by Fitch, "Ba1" by Moody's and "BB+" by S&P) occupies 48,400 square feet (7.3% of square footage,
     11.3% of income) located in Nashua, New Hampshire under a three-year lease extension period expiring on November 1, 2008. The current rental rate per square foot of $14.06 is constant during the remaining lease extension period. There is one three-year option remaining to renew the lease with the rental rate per square foot determined at 95% of the then fair market, but in no event less than the previous year. Sun Microsystems offers servers, software, silicon-based chips and support services throughout the globe. Servers range from entry-level products and blade systems to custom designed data center/HPC business critical computing servers. Software services include enterprise infrastructure and desktop systems, developer products and data storage. Sun Microsystems offers support and managed services for hardware, software, and client solutions. Sun Microsystems'
     silicon-based chips facilitate networking, cryptography and high-performance computing. Solutions are used in technical/scientific, business, engineering, telecommunications, financial services, manufacturing, retail, government, life sciences, media and entertainment, transportation, energy/utilities and healthcare industries. As of the fiscal year ended June 30, 2007, Sun Microsystems reported revenue of approximately $13.9 billion, net income of $473.0 million and stockholder equity of $7.2 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       48

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                             ADDITIONAL INFORMATION

THE LOAN:

o    The Boulder Green Office & Industrial Portfolio Mortgage Loan is a $62.0
     million, five-year loan secured by a first mortgage on one industrial warehouse building and five suburban office buildings located in six cities and five states. The Boulder Green Office & Industrial Portfolio Mortgage
     Loan is interest only for the entire loan term, matures on May 1, 2012 and accrues interest at an annual rate of 5.700%.

THE BORROWER:

o    The Boulder Green Office & Industrial Portfolio Borrowers are BG Properties
     Frankfort, LLC, BG Properties Clearfield, LLC, BG Properties Lenexa, LLC,
     BG Properties Grand Prairie, LLC, BG Properties Allen, LLC and BG
     Properties Nashua, LLC, all of which are Delaware limited liability companies and single purpose entities. Each has at least one independent directors for which the Boulder Green Office & Industrial Portfolio
     Borrowers' legal counsel has delivered a non-consolidation opinion. The sponsor of the Boulder Green Office & Industrial Portfolio Mortgage Loan is
     Greenfield Acquisition Partners IV, L.P. Greenfield Acquisition Partners
     IV, L.P. is an investment partnership sponsored by Greenfield Partners.

o    Greenfield Partners, founded in 1997, is a real estate investment firm that specializes in acquisitions, development, asset management, finance, law, construction, investor relations and architecture. Greenfield Partners is headquartered in South Norwalk, Connecticut and has invested over $2.0 billion in real estate since inception in 1997. Greenfield Partners' senior principals have an average of 20 years of industry experience.

THE PORTFOLIO:

o    The Boulder Green Office & Industrial Portfolio Mortgaged Properties
     consist of fee simple interests in one industrial warehouse building and five suburban office buildings. The properties were built from 1970 to
     2000, contain a total of 666,797 square feet and are situated on a total of
     91.96 acres in suburban markets across the United States. Each of the
     Boulder Green Office & Industrial Portfolio Mortgaged Properties is 100%
     occupied by a single tenant.

o    The 3281 West County Road Mortgaged Property located in Frankfort, Indiana consists of a fee simple interest in an industrial building built in 1994.
     The one-story building contains 200,000 square feet, is situated on 44.05 acres, and is 100% occupied by Lake Erie Products. Frankfort, Indiana is located approximately 50 miles northwest of Indianapolis, Indiana. Primary access to the neighborhood is provided by Interstate 65, the north/south arterial connecting Chicago, Illinois to the North and Louisville, Kentucky
     to the South and Highway 28, a highway running east/west off Interstate 65.
     The local area is composed of agricultural and industrial land uses.

o    The 875 & 888 South University Park Boulevard Mortgaged Property located in
     Clearfield, Utah consists of a fee simple interest in two suburban office buildings built in 1999 and 2001. The two two-story buildings contain a total of 151,350 square feet, are situated on 13.57 acres, and are 100%
     occupied by Northrop Grumman Space & Mission Systems. Clearfield, Utah is
     located approximately 30 miles north of Salt Lake City. Primary access to the neighborhood is provided by Interstate 15, the north/south arterial through Salt Lake City, which is less than a mile from the 875 & 888 South
     University Park Boulevard Mortgaged Property. The local area consists of retail, office, and residential. The Hill Air Force Base, the largest employer in the State of Utah is located one quarter mile north of the property.

o    The 10951 Lakeview Avenue Mortgaged Property located in Lenexa, Kansas consists of a fee simple interest in a suburban office building built in
     1970. The two-story building contains 105,935 square feet, is situated on
     15.37 acres, and is 100% occupied by Sprint Communications Company. Lenexa,
     Kansas is located approximately 12 miles southwest of the Kansas City,
     Kansas central business district. Primary access to the neighborhood is provided by Interstate 35, the arterial to the southwestern suburbs of
     Kansas City, and Interstate 435, Kansas City's perimeter expressway.
     Neighborhood uses consist of retail and industrial.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                  BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
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o    The 1908 110th Street Mortgaged Property located in Grand Prairie, Texas consists of a fee simple interest in a suburban office building built in
     1988. The two-story building contains 90,432 square feet, is situated on
     5.53 acres, and is 100% occupied by Level 3 Communications. Grand Prairie,
     Texas is located approximately 20 miles east of Fort Worth, Texas and 12 miles west of Dallas, Texas. Primary access to the neighborhood is provided by State Highway 360, which connects to Interstate 30 one mile to the south. Interstate 30 is the east/west arterial connecting Fort Worth to
     Dallas. The 1908 110th Street Mortgaged Property is located within the
     Great Southwest Industrial Park, a master planned industrial area containing approximately 7,000 acres and 80 million square feet.

o    The 830 South Greenville Avenue Mortgaged Property located in Allen, Texas consists of a fee simple interest in a suburban office building built in
     2000. The two-story building contains 70,680 square feet, is situated on
     3.48 acres, and is 100% occupied by HIT Entertainment. Allen, Texas is located approximately 30 miles north of Dallas, Texas. Primary access to the neighborhood is provided by the North Central Expressway, the primary north/south highway serving northern Dallas which intersects with State
     Highway 121, the President George Bush Turnpike and the LBJ Freeway
     (I-635). Neighborhood uses consist of single family, multifamily family and supporting retail uses.

o    The 1617 Southwood Drive Mortgaged Property located in Nashua, New
     Hampshire consists of a fee simple interest in a suburban office building built in 1996. The part two-story building contains 48,400 square feet, is situated on 9.96 acres, and is 100% occupied by Sun Microsystems. Nashua,
     New Hampshire is located approximately 40 miles northwest of Boston,
     Massachusetts. Primary access to the area is provided via Everett Turnpike
     (State Highway 3), the north/south highway connecting Manchester, New
     Hampshire to the North and Interstate 495 to the south, the perimeter expressway surrounding the Boston, Massachusetts metropolitan statistical area. Neighborhood uses consist of office and industrial.

o    The Boulder Green Office & Industrial Portfolio Borrowers are generally required at their sole cost and expense to keep the Boulder Green Office &
     Industrial Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Boulder Green Office & Industrial Portfolio Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism.

PROPERTY MANAGEMENT:

o    Redford Properties III, Inc. d/b/a CB Richard Ellis manages the Boulder
     Green Office & Industrial Portfolio Mortgaged Properties. CB Richard Ellis
     is the world's largest commercial real estate services company with operation in 50 countries. CB Richard Ellis oversees real estate management, investment, property development, and related operations for top corporations that outsource their real estate requirements. It manages more than 1.7 billion square feet worldwide.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                   BOULDER GREEN OFFICE & INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       51

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                    MEMPHIS AND ORLANDO INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                               [4 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                    MEMPHIS AND ORLANDO INDUSTRIAL PORTFOLIO
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                                LOAN INFORMATION

LOAN ORIGINATOR:                   LaSalle
LOAN PURPOSE:                      Refinance and Acquisition
ORIGINAL PRINCIPAL BALANCE:        $59,495,000
FIRST PAYMENT DATE:                July 1, 2007
TERM/AMORTIZATION:                 120/0 months
INTEREST ONLY                      120 months
MATURITY DATE:                     June 1, 2017
EXPECTED MATURITY BALANCE:         $59,495,000
BORROWING ENTITY:                  Bartlett Logistics One, LLC;
                                   Kirkman, Kennedy,
                                   Edgewater, LLC
INTEREST CALCULATION:              Actual/360
CALL PROTECTION:                   Lockout: 23 payments
                                   YM or PPMT: 94 Payments
                                   Open: 3 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:          Yes
   IMMEDIATE REPAIR RESERVE:       $40,400
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:          Yes
   TI/LC RESERVE:                  $13,705
   REPLACEMENT RESERVE:            $6,852
LOCKBOX:                           Hard
LETTERS OF CREDIT:                 $700,000, $375,000

                              FINANCIAL INFORMATION

WHOLE LOAN CUT-OFF DATE BALANCE:   $59,495,000
CUT-OFF DATE LTV(1):               84.5%
MATURITY DATE LTV:                 84.5%
UNDERWRITTEN DSCR:                 1.47x
MORTGAGE RATE(2):                  5.664%

(1)  Based on an "as is" value. Based on an "as-stabilized" value of $76,150,000 as of May 1, 2010, the Cut-off LTV is 78.1%.

(2)  Mortgage rate rounded to three decimal places.

                              PROPERTY INFORMATION

PROPERTY TYPE:                     Industrial
PROPERTY SUB-TYPE:                 Flex
LOCATION:                          Various
YEAR BUILT/RENOVATED:              Various
NET RENTABLE SQUARE FEET:          822,276
CUT-OFF BALANCE PER SF:            $72
MOST RECENT OCCUPANCY:             96.9%
OWNERSHIP INTEREST:                Fee
PROPERTY MANAGEMENT:               Leaseco Management Company, Ltd.; Colliers
                                   Management Services, LLC
UNDERWRITTEN NET CASH FLOW:        $ 5,014,520
APPRAISED VALUE:                   $70,400,000

(1)  The letter of credit for the Memphis Industrial Portfolio ($700,000) will be released upon the master leased space achieving occupancy of 90%. The letter of credit for the Orlando Industrial Portfolio ($375,000) will be released upon the loan achieving a 1.13x debt service coverage ratio based on 30-year amortization.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                    MEMPHIS AND ORLANDO INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                         FULL YEAR      FULL YEAR      FULL YEAR
                                       (12/31/2004)   (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                       ------------   ------------   ------------   ------------

Effective Gross Income .............    $3,692,672     $3,569,377     $5,458,716     $7,437,441
Total Expenses .....................    $  946,623     $1,130,065     $1,810,246     $2,176,240
Net Operating Income (NOI) .........    $2,746,049     $2,439,312     $3,648,470     $5,261,203
Cash Flow (CF) .....................    $2,746,049     $2,439,312     $3,648,470     $5,014,520
DSCR on NOI ........................          0.80x          0.71x          1.07x          1.54x
DSCR on CF .........................          0.80x          0.71x          1.07x          1.47x

                             TENANT INFORMATION(1)

                                            RATINGS          TOTAL       % OF
TOP TENANTS                            FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
------------------------------------   -----------------   ---------   --------

Fulfillment Partners, Inc. ........        Not Rated         40,554       4.9%
Eagle Vision ......................        Not Rated         27,334       3.3
Southern Fastening Systems ........        Not Rated         21,987       2.7
Aladdin Light Lift ................        Not Rated         18,900       2.3
                                                            -------      ----
TOTAL .............................                         108,775      13.2%

                                                  POTENTIAL        % OF            LEASE
TOP TENANTS                            RENT PSF     RENT      POTENTIAL RENT     EXPIRATION
------------------------------------   ---------- ---------   --------------   -------------

Fulfillment Partners, Inc. ........     $9.01      $365,459         5.0%       03/31/2009
Eagle Vision ......................     $8.14       222,499         3.0        01/31/2010
Southern Fastening Systems ........     $5.83       128,158         1.8        06/14/2009(2)
Aladdin Light Lift ................     $7.82       147,798         2.0        09/12/2011
                                                   --------        ----
TOTAL .............................                $863,913        11.8%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  Southern Fastening Systems has two office suites. 5,787 square feet expire
     June 14, 2009 and the remaining 16,200 square feet expire on October 25,
     2009.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION      EXPIRING         SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -------------   ---------   --------   ----------   -------------   ----------

MTM ..............         30          82,819      10.1%       82,819         10.1%      $1,102,811
2008 .............         40         222,743      27.1       305,562         37.2%      $1,959,884
2009 .............         43         219,924      26.7       525,486         63.9%      $1,746,075
2010 .............         32         147,857      18.0       673,343         81.9%      $1,204,758
2011 .............         14          96,741      11.8       770,084         93.7%      $  801,949
2012 .............          3          13,441       1.6       783,525         95.3%      $   74,880
2015 .............          1          10,800       1.3       794,325         96.6%      $  141,156
Vacant ...........         10          27,953       3.4       822,278        100.0%              --
                          ---         -------     -----
TOTAL ............        173         822,278     100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                    MEMPHIS AND ORLANDO INDUSTRIAL PORTFOLIO
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                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 13.2% of the net rentable square feet, are:

o    FULFILLMENT PARTNERS (not rated) occupies a total of 40,554 square feet
     (4.9% of square feet, 5.0% of rental income) in the Kennedy Commerce Center located in Orlando, Florida under lease terms ranging from four to 12 years, all expiring on March 31, 2009. The current blended rental rate per square foot of $9.01 increases annually 3.0% to 4.0% depending on the space. Fulfillment Partners provides direct mail promotional mailings and email broadcasting services.

o    EAGLE VISION (not rated) occupies 27,334 square feet (3.3% of square feet,
     3.0% of rental income) in the Memphis Industrial Portfolio under an eight-year lease expiring on January 31, 2010. The current rental rate per square foot of $8.14 is constant during the remaining lease term. Eagle
     Vision designs, manufactures and sells eye care products and services.
     Eagle Vision also offers doctors consulting services regarding the eye care business.

o    SOUTHERN FASTENING SYSTEMS (not rated) occupies 21,987 square feet (2.7% of square feet, 1.8% of rental income) in the Memphis Industrial Portfolio under two 12-year leases expiring on October 25, 2009 and June 14, 2009.
     The blended rental rate per square foot of $5.83 is constant during the remaining lease term. Southern Fastening Systems is a distributor of commercial construction fastening systems.

o    ALADDIN LIGHT LIFT (not rated) occupies 18,900 square feet (2.3% of square feet, 2.0% of rental income) in the Memphis Industrial Portfolio under a six-year lease expiring on September 12, 2011. The current rental rate per square foot of $7.82 is constant during the remaining lease term. Aladdin
     Light Lift manufactures a patented motorized chandelier lift system to raise and lower chandeliers for cleaning and bulb changing. The systems are marketed via lighting showrooms throughout the United States and Canada.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                    MEMPHIS AND ORLANDO INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Memphis and Orlando Industrial Portfolio Mortgage Loan is a $59.5
     million cross-collateralized and cross-defaulted pool of two multi-property ten-year mortgage loans (Memphis Industrial Portfolio and Orlando
     Industrial Portfolio) secured by six properties containing 24 office/warehouse/flex buildings in the Memphis and Orlando metropolitan statistical areas. The Memphis and Orlando Industrial Portfolio Mortgage
     Loan is interest only for the entire loan term and accrues interest at an annual blended rate, rounded to three decimals, of 5.664%.

THE BORROWER:

o    The Memphis Industrial Portfolio Borrower is Bartlett Logistics One, LLC, a
     Nevada limited liability company and a single purpose entity with at least one independent director for which the Memphis Industrial Portfolio
     Borrower's legal counsel has delivered a non-consolidation opinion.

o    The Orlando Industrial Portfolio Borrower is Kirkman, Kennedy, Edgewater,
     LLC, a Nevada limited liability company and a single purpose entity with at least one independent director for which the Orlando Industrial Portfolio
     Borrower's legal counsel has delivered a non-consolidation opinion.

o    The sponsor of the Memphis and Orlando Industrial Portfolio Mortgage Loan
     is Dale A. Williams. Mr. Williams is the founder of Leasco Real Estate.
     Leasco has developed, managed and owned commercial real estate for over 40 years. Focusing mainly in the Southeastern United States, Leasco currently owns 2.5 million square feet of single and multi-tenant industrial properties, 1.6 million square feet of self storage facilities and eight mobile home parks.

THE PROPERTY:

o    The Memphis and Orlando Industrial Portfolio Mortgaged Properties consist of fee simple interests in 24 one-story office/warehouse/flex buildings.
     The properties were built from 1974 to 2001, contain a total of 822,276 square feet and are situated on a total of 61.7 acres.

o    The Memphis Industrial Portfolio Mortgaged Properties consist of fee simple interests in 15 one-story office/warehouse/flex buildings. The properties were built from 1992 to 2001, contain a total of 514,349 square feet and are situated on a total of 39.2 acres. The industrial buildings range in size from 18,475 square feet to 58,320 square feet and contain approximately 85 tenants.

o    The Memphis Industrial Portfolio is located in two adjacent industrial park areas in Bartlett, Tennessee, an eastern suburb of Memphis, Tennessee. The properties are located along Interstate 40, the major east/west arterial connecting Memphis to Nashville, Tennessee to the East and Little Rock,
     Arkansas to the West. Memphis, commonly referred to as the Mid-South
     Distribution center due to its location along the Mississippi River is known for its network of medical and health care facilities and is home to
     FedEx. The Memphis Industrial Portfolio Mortgaged Properties are located approximately 20 miles northeast of downtown Memphis.

o    The Orlando Industrial Portfolio Mortgaged Properties consist of fee simple interests in nine one-story office/warehouse/flex buildings. The properties were built from 1974 to 1989, contain a total of 307,927 square feet and are situated on a total of 22.5 acres. The industrial buildings contain approximately 72 tenants. The Kirkman Commerce Center consists of five industrial/flex buildings constructed in 1974-1975 containing 123,735 square feet. The Edgewater Commerce Center consists of two industrial/flex buildings constructed in 1986 containing 64,000 square feet. The Kennedy
     Commerce Center consists of two industrial/flex buildings constructed in
     1989 containing 120,192 square feet.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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o    The Orlando Industrial Portfolio is located in Orlando metropolitan statistical area. The Kirkman Commerce Center is located approximately five miles west of the Orlando central business district within the Southwest
     Orange Industrial Submarket. Access to the area is provided by Interstate
     4, the primary east/west arterial between Tampa and Orlando, which lies four miles south of the Kirkman Commerce Center. The neighborhood is dominated by Universal Studios attracting more than one million visitors per year and Metro West, the largest planned unit development in Orlando with over 5,000 single family homes, 2,000 multifamily units, a golf course and numerous retail developments. The Edgewater Commerce Center and Kennedy
     Commerce Center are located approximately six miles north of the Orlando central business district within the Northwest Orange Industrial Submarket.
     Primary access to the area is provided by Interstate 4 located less than one mile east. The neighborhood has a mix of commercial and residential uses including industrial, retail, multifamily and office.

o    The Memphis and Orlando Industrial Portfolio Borrowers are generally required at their sole cost and expense to keep the Memphis and Orlando
     Industrial Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Memphis and Orlando Industrial Portfolio Borrower has obtained terrorism insurance.

PROPERTY MANAGEMENT:

o    Colliers Management Services, LLC manages the Memphis Industrial Portfolio
     Mortgaged Properties and was founded in 1946 by Robert Snowden and Russell
     Wilkinson and operated as Wilkinson & Snowden, Inc. In 1991, Colliers
     Wilkinson Snowden affiliated with Colliers International, a global partnership of independently owned commercial real estate firms with affiliates in 267 cities in 57 countries around the globe. Colliers
     Wilkinson Snowden's management services team represents nearly 23 million square feet and is the largest third-party industrial real estate firm in the metropolitan Memphis market.

o    Leasco Management Company, Ltd., a borrower related entity, manages the
     Orlando Industrial Portfolio Mortgaged Properties. Leasco Management
     Company develops and owns multi-tenant business parks in Florida, Texas and
     Tennessee. Leasco Management Company also manages and leases office, warehouse and retail space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

COLLATERAL RELEASE AND SUBSTITUTION:

o    At any time after two years from the date of this securitization, the related Memphis and Orlando Industrial Portfolio Borrower may obtain the release of one or more parcels (each a "Release Property") from the lien of the related Memphis and Orlando Industrial Portfolio Mortgage in connection with a partial prepayment of the related Memphis and Orlando Industrial
     Portfolio Mortgage Loan upon the satisfaction of certain conditions including, without limitation, the following: (i) no event of default exists or, with the passage of time, giving of notice and failure to cure would constitute an event of default under the related loan documents; (ii)
     the related Memphis and Orlando Industrial Portfolio Borrower must pay the related mortgagee an amount equal to 105% of the allocated loan amount for such Release Property; (iii) after giving effect to such release, the debt service coverage ratio for the remaining related Memphis and Orlando
     Industrial Portfolio Mortgaged Property must not be less than the greater of (A) 1.15x or (B) the debt service coverage ratio for all the related
     Memphis and Orlando Industrial Portfolio Mortgaged Properties combined immediately prior to such release; (iv) after giving effect to such release, the loan-to-value ratio for the remaining related Memphis and
     Orlando Industrial Portfolio Mortgaged Property must not exceed the lesser of (A) 80% and (B) the loan-to-value ratio for the related Memphis and
     Orlando Industrial Portfolio Mortgaged Property prior to such release; (v)
     the related Memphis and Orlando Industrial Portfolio Borrower must provide the related mortgagee a REMIC opinion; and (vi) the related Memphis and
     Orlando Industrial Portfolio Borrower must provide the mortgagee confirmation from the applicable rating agencies that any securities secured by the related Memphis and Orlando Industrial Portfolio Mortgage
     Loans will not suffer a downgrade, withdrawal or qualification of the credit rating then assigned to such securities.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                    MEMPHIS AND ORLANDO INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       58

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                               TWO LIBERTY CENTER
--------------------------------------------------------------------------------

                               [4 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       59

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                               TWO LIBERTY CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:              LaSalle
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $52,000,000
FIRST PAYMENT DATE:           January 1, 2008
TERM/AMORTIZATION:            120/360 months
INTEREST ONLY PERIOD:         102 months
MATURITY DATE:                December 1, 2017
EXPECTED MATURITY BALANCE:    $51,063,306
BORROWING ENTITY:             Ballston Investor Group IV, LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 113 payments
                              Open: 7 payments
                              Defeasance
UP-FRONT RESERVES:
   OTHER RESERVE(1):          $7,397,193
LOCKBOX:                      Hard

(1)  Other Reserve consists of a Construction Completion Reserve ($6,975,500)
     and a Rent Reserve ($421,693).

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $52,000,000
CUT-OFF DATE LTV(1):          59.8%
MATURITY DATE LTV:            58.7%
UNDERWRITTEN DSCR:            1.22x
MORTGAGE RATE:                5.510%

(1)   Based on an "as is" value. Based on an "as-stabilized" value of
      $96,000,000 as of September 1, 2008, the Cut-off LTV is 54.2%.

                              PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     Arlington, Virginia
YEAR BUILT/RENOVATED:         2006/NAP
NET RENTABLE SQUARE FEET:     177,046
CUT-OFF BALANCE PER SF:       $294
OCCUPANCY AS OF 01/01/2008:   92.8%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Kodiak Realty Services LLC
UNDERWRITTEN NET CASH FLOW:   4,315,598
APPRAISED VALUE:              $87,000,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                               TWO LIBERTY CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                 UNDERWRITTEN
                                 ------------
Effective Gross Income .......    $6,758,196
Total Expenses ...............    $2,180,849
Net Operating Income (NOI) ...    $4,577,347
Cash Flow (CF) ...............    $4,315,598
DSCR on NOI ..................          1.29x
DSCR on CF ...................          1.22x

                              TENANT INFORMATION(1)

                              RATINGS          TOTAL       % OF                 POTENTIAL         % OF          LEASE
TOP TENANTS              FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT      POTENTIAL RENT   EXPIRATION
----------------------   -----------------   ---------   --------   --------   ----------   --------------   ----------

Detica DFI ...........       Not Rated        102,568      57.9%     $38.50    $3,948,868        56.8%       01/31/2018
Strategic Analysis ...       Not Rated         40,681      23.0      $39.50     1,606,900        23.1        12/31/2017
                                              -------      ----                ----------        ----
TOTAL ................                        143,249      80.9%               $5,555,768        80.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     NO. OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING        SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -------------   --------   --------   ----------   -------------   ----------

2012 .............         3            9,623      5.4%        9,623          5.4%      $  370,486
2017 .............         2           44,470     25.1        54,093         30.6%      $1,841,818
2018 .............         2          109,968     62.1       164,061         92.7%      $4,217,414
Vacant ...........         2           12,985      7.3       177,046        100.0%              --
                         ---          -------    -----
TOTAL ............         9          177,046    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       61

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                               TWO LIBERTY CENTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The two largest tenants, representing 80.9% of the net rentable square feet, are:

o    DETICA DFI (Detica Group Plc, LSE: "DCA") (not rated) occupies 102,568 square feet (57.9% of square feet, 56.8% of rental income) under a ten-year lease expiring on January 31, 2018. The current rental rate per square foot of $38.50 increases annually by 2.5%. There are two five-year options to renew the lease with the rental rates per square foot determined at 95% of the then fair market for the first option period and 100% of the then fair market for the second option period. DeticaDFI is a consulting firm advising government officials, corporate executives, and military officers on issues related to national and homeland security. Additionally Detica
     DFI provides its clients with IT consulting services. Clients include the
     Department of State, Department of Justice, Department of Homeland
     Security, Missile Defense Agency, National Guard, National Memorial
     Institute for the Prevention of Terrorism, Office of the Secretary of
     Defense, The Joint Staff, United States Air Force, United States Army and
     United States Northern Command.

o    STRATEGIC ANALYSIS (not rated) occupies 40,681 square feet (23.0% of square feet, 23.1% of rental income) under a ten-year lease expiring on December
     31, 2017. The current rental rate per square foot of $39.50 increases annually by 3.0%. There are two five-year options to renew the lease with the rental rates per square foot determined at 95% of the then fair market for the first option period and 100% of the then fair market for the second option period. Strategic Analysis provides analysis, tools and professional services that integrate the technical, operational, programmatic and policy aspects of national defense and homeland security issues. Clients include the United States Air Force, United States Army and Naval Research
     Laboratories, Defense Science Board, Department of Homeland Security,
     United States Joint Forces Command and United States Northern Command.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                               TWO LIBERTY CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Two Liberty Center Mortgage Loan is a $52.0 million, 10-year fixed rate loan secured by a central business district office building located in
     Arlington, Virginia. The Two Liberty Center Mortgage Loan is interest only for the first 102 months of the loan term, matures on December 1, 2017, and accrues interest at an annual rate of 5.510%.

THE BORROWER:

o    The Two Liberty Center Borrower is Ballston Investor Group IV, LLC, a
     Virginia limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Two Liberty
     Center Borrower's legal counsel has delivered a non-consolidation opinion.
     The sponsors of the Two Liberty Center Mortgage Loan are The Shooshan
     Company, Fred Schnider Company and Clark Enterprises.

o    The Shooshan Company is a full-service real estate development company specializing in design, construction, marketing, leasing, finance and property management. The Shooshan Company has planned and developed over two million square feet of real estate in the Washington, D.C. metropolitan statistical area. The Fred Schnider Company is a full-service real estate development company located in Arlington, Virginia. Clark Enterprises is a diversified investment company with holdings in real estate, venture capital and private equity investments. The current real estate portfolio consists of over five million square feet of office space, 300,000 square feet of industrial space and 15,000 residential units.

THE PROPERTY:

o    The Two Liberty Center Mortgaged Property consists of a fee simple interest in a central business district Class "A" office building constructed in
     2006. The nine-story improvements contain 177,046 net rentable square feet and are situated on 1.09 acres. The two largest tenants are Detica DFI and
     Strategic Analysis, which together occupy 80.9% of the total square feet.
     There are 312 parking spaces located in a 3.5-level subterranean parking garage, resulting in a parking ratio of 1.8 spaces per 1,000 square feet.

o    The Two Liberty Center Mortgaged Property is the third phase of the $340 million one million square foot Liberty Center mixed-use development consisting of 510,000 square feet of office space, a 234-unit condominium building and a 235-unit apartment building. The Two Liberty Center
     Mortgaged Property which commenced construction in 2005 was completed in
     2006.

o    The Two Liberty Center Mortgaged Property is situated within the
     Washington, D.C. metropolitan statistical area inside the I-495 "Beltway", less than five miles west of the Washington, D.C. central business district. The Two Liberty Center Mortgaged Property is part of the Ballston neighborhood which is parallel to Interstate 66 in Arlington, Virginia. The neighborhood consists of approximately five million square feet of office and a total of nine million square feet of commercial space including the
     578,000 square foot Ballston Common Mall which is anchored by a Macy's.
     Metro access is provided by the Ballston metro station which is two blocks northwest of the Two Liberty Center Mortgaged Property.

o    The Two Liberty Center Borrower is generally required at its sole cost and expense to keep the Two Liberty Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Two Liberty Center Borrower is required, in accordance with the related loan documents, to obtain a comprehensive all risk insurance policy containing no exclusion for acts of terrorism; provided that the Two
     Liberty Center Borrower is required to purchase such insurance policy with a deductible not to exceed $25,000.

PROPERTY MANAGEMENT:

o    Kodiak Realty Services LLC manages the Two Liberty Center Mortgaged
     Property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       63

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                               TWO LIBERTY CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       64

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                               YOSEMITE VIEW LODGE
--------------------------------------------------------------------------------

                               [4 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       65

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                               YOSEMITE VIEW LODGE
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:              LaSalle
LOAN PURPOSE:                 Refinance
ORIGINAL PRINCIPAL BALANCE:   $43,650,000
FIRST PAYMENT DATE:           November 1, 2007
TERM/AMORTIZATION:            120/360 months
MATURITY DATE:                October 1, 2017
EXPECTED MATURITY BALANCE:    $37,454,206
BORROWING ENTITY:             YVL-SPE, LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 23 payments
                              YM or PPMT: 94 payments
                              Open: 3 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:     Yes
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   REPLACEMENT RESERVE:       4% of Gross Revenue
LOCKBOX:                      Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $43,459,555
CUT-OFF DATE LTV:             61.4%
MATURITY DATE LTV:            52.9%
UNDERWRITTEN DSCR:            1.43x
MORTGAGE RATE:                6.330%

                              PROPERTY INFORMATION

PROPERTY TYPE:                Hotel
PROPERTY SUB-TYPE:            Full Service
LOCATION:                     El Portal, California
YEAR BUILT/RENOVATED:         1990/2004
NO. OF KEYS:                  335
CUT-OFF BALANCE PER KEYS:     $129,730
OCCUPANCY AS OF 05/31/2007:   55.8%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Yosemite Management
                              Group, LLC
U/W NET CASH FLOW:            $4,664,086
APPRAISED VALUE:              $70,800,000

                              FINANCIAL INFORMATION

                                                                        TRAILING
                                         FULL YEAR      FULL YEAR      12 MONTHS
                                       (12/31/2005)   (12/31/2006)   (05/31/2007)   UNDERWRITTEN
                                       ------------   ------------   ------------   ------------

Effective Gross Income .............    $10,554,506    $10,535,349    $10,763,460    $10,763,460
Total Expenses .....................    $ 4,126,902    $ 4,074,643    $ 4,095,350    $ 5,668,837
Net Operating Income (NOI) .........    $ 6,427,604    $ 6,460,707    $ 6,668,110    $ 5,094,623
Cash Flow (CF) .....................    $ 6,427,604    $ 6,460,707    $ 6,668,110    $ 4,664,086
DSCR on NOI ........................          1.98x          1.99x          2.05x          1.57x
DSCR on CF .........................          1.98x          1.99x          2.05x          1.43x

                             OPERATIONAL STATISTICS

                                                               TRAILING
                                                               12 MONTHS
                                         2005       2006     (05/31/2007)   UNDERWRITTEN
                                       --------   --------   ------------   ------------

Average Daily Rate (ADR) ...........   $127.57    $134.17      $147.29        $147.29
Occupancy ..........................     63.44%     60.61%       55.82%         55.82%
RevPAR .............................   $ 80.93    $ 81.32      $ 82.22        $ 82.22

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       66

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                               YOSEMITE VIEW LODGE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The Yosemite View Lodge Mortgage Loan is a $43.7 million, ten-year fixed rate loan secured by a full service hotel located in El Portal, California.
     The Yosemite View Lodge Mortgage Loan matures on October 1, 2017 and interest accrues at an annual interest rate of 6.330%.

THE BORROWER:

o    The Yosemite View Lodge Borrower is YVL-SPE, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the Borrower's legal counsel has delivered a non-consolidation opinion. The sponsors of the Yosemite View
     Lodge Mortgage Loan are Gerald D. Fischer (22.2%), Charles R. Fischer
     (22.2%), Thomas Fischer (22.2%) and Lloyd Fischer (22.2%), who collectively have more than 30 years of experience in owning and operating hospitality properties located in the Yosemite area. Starting with the purchase of the
     Yosemite View Lodge in 1977, the Fischer family has since expanded their holdings to include 10 lodging facilities either leased or owned and operated by the Fischer family.

THE PROPERTY:

o    The Yosemite View Lodge Mortgaged Property consists of a fee simple interest in a 335-room full service independent lodge/hotel built in 1990 and most recently renovated in 2004. The improvements consist of 12 two-
     and three-story buildings and are situated on 9.52 acres. The entire land tract is 40.09 acres, which includes 7.43 acres of land for future development. Parking is provided by 306 surface spaces.

o    The full service hotel contains a total of 335 guest rooms which consist of
     92 kings and 243 double/queens. Guest room amenities include a kitchenette,
     Jacuzzi tub, iron and board, hair dryer, television and desk.

o    The Yosemite View Lodge Mortgaged Property features two restaurants, a bar and lounge, 1,200 square feet of meeting space, a gift shop, one indoor and three outdoor pools, six outdoor hot tub/spas and views of the surrounding mountains and the Merced River.

o    The Yosemite View Lodge Mortgaged Property is located on the Merced River in El Portal, California two miles from the southwestern entrance of
     Yosemite National Park. The entrance, known as Arch Rock, is considered to be a primary demand generator and main contributor to the local economy.
     Approximately 750,000 visitors enter Yosemite National Park through Arch
     Rock, annually. El Portal is the last developed area along State Route 140 before entering Yosemite National Park. Yosemite National Park covers an area of 1,189 square miles and is visited by more than 3.5 million people per year.

o    The Yosemite View Lodge Borrower is generally required at its sole cost and expense to keep the Yosemite View Lodge Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Yosemite View Lodge Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism; provided that the Yosemite View Lodge Borrower is required to purchase insurance including terrorism coverage with a deductible not to exceed $10,000.

PROPERTY MANAGEMENT:

o    Yosemite Management Group, LLC, the management company of Yosemite Resorts and a borrower related management company, has managed and owned the
     Yosemite View Lodge Mortgaged Property since 1996. In addition to The
     Yosemite View Lodge, Yosemite Resorts manages and owns three hotel properties and eight vacation homes near Yosemite National Park.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       67

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--------------------------------------------------------------------------------
                               YOSEMITE VIEW LODGE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       68

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--------------------------------------------------------------------------------
                               255 ROCKVILLE PIKE
--------------------------------------------------------------------------------

                               [4 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       69

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                               255 ROCKVILLE PIKE
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:                 LaSalle
LOAN PURPOSE:                    Refinance
ORIGINAL PRINCIPAL BALANCE:      $40,000,000
FIRST PAYMENT DATE:              October 1, 2007
TERM/AMORTIZATION:               120/0 months
INTEREST ONLY PERIOD:            120 months
ANTICIPATED REPAYMENT DATE:      September 1, 2017
EXPECTED MATURITY BALANCE:       $40,000,000
BORROWING ENTITY:                JOHNC Funding LLC
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout: 116 payments
                                 Open: 4 payments
                                 Defeasance
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   RENT RESERVE(1):              $1,100,000
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:        Yes
LOCKBOX:                         None

(1)  The Rent Reserve represents the difference between the underwritten rent, which takes into account rent increases through the remaining loan term, and the in place rent for Montgomery County.

                              FINANCIAL INFORMATION

WHOLE LOAN CUT-OFF DATE BALANCE: $40,000,000
CUT-OFF DATE LTV:                71.2%
MATURITY DATE LTV:               71.2%
UNDERWRITTEN DSCR:               1.21x
MORTGAGE RATE:                   6.650%

                              PROPERTY INFORMATION

PROPERTY TYPE:                   Office
PROPERTY SUB-TYPE:               Suburban
LOCATION:                        Rockville, Maryland
YEAR BUILT/RENOVATED:            1972/1998
NET RENTABLE SQUARE FEET:        145,291
CUT-OFF BALANCE PER SF:          $275
OCCUPANCY AS OF 11/01/2007:      100.0%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             Essex Capital Partners, Ltd.;
                                 George Washington
                                 Mortgage & Investment Corp.
UNDERWRITTEN NET CASH FLOW:      $3,250,373
APPRAISED VALUE:                 $56,150,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                               255 ROCKVILLE PIKE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                              TRAILING
                                  FULL YEAR     FULL YEAR     12 MONTHS
                                (12/31/2005)  (12/31/2006)  (05/31/2007)  UNDERWRITTEN
                                ------------  ------------  ------------  ------------

Effective Gross Income .......   $3,799,857    $4,111,214    $4,182,924    $5,276,271
Total Expenses ...............   $1,729,962    $1,488,250    $1,935,477    $1,988,240
Net Operating Income (NOI) ...   $2,069,896    $2,622,963    $2,247,447    $3,288,031
Cash Flow (CF) ...............   $2,069,896    $2,622,963    $2,238,930    $3,250,373
DSCR on NOI ..................         0.77x         0.98x         0.84x         1.22x
DSCR on CF ...................         0.77x         0.98x         0.83x         1.21x

                              TENANT INFORMATION(1)

                            RATINGS         TOTAL      % OF     RENT   POTENTIAL        % OF         LEASE
TOP TENANTS            FITCH/MOODY'S/S&P  TENANT SF  TOTAL SF   PSF       RENT     POTENTIAL RENT  EXPIRATION
---------------------  -----------------  ---------  --------  ------  ----------  --------------  ----------

Montgomery County ...     AAA/Aaa/AAA      141,661     97.5%   $28.04  $3,972,698      96.4%        8/31/2022
                                           -------     ----            ----------      ----
TOTAL ...............                      141,661     97.5%           $3,972,698      96.4%

(1)  Information  obtained  from  underwritten  rent  roll  except  for  Ratings
     (Fitch/Moody's/S&P)  and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF,  Potential  Rent and % of Potential  Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                      NO. OF LEASES               % OF TOTAL  CUMULATIVE TOTAL    CUMULATIVE   BASE RENT
YEAR OF EXPIRATION       EXPIRING    EXPIRING SF      SF             SF         % OF TOTAL SF   EXPIRING
-------------------  --------------  -----------  ----------  ----------------  -------------  ----------

2008 ..............        1             1,910         1.3%          1,910            1.3%     $   60,790
2009 ..............        1             1,720         1.2           3,630            2.5%     $   61,800
2022 ..............        2           141,661        97.5         145,291          100.0%     $3,972,698
                          --           -------       -----
TOTAL .............        4           145,291       100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       71

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                               255 ROCKVILLE PIKE
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                         SUMMARY OF SIGNIFICANT TENANTS

The largest tenants, representing 97.5% of the net rentable square feet, is:

o    MONTGOMERY COUNTY (rated "AAA" by Fitch, "Aaa" by Moody's and "AAA" by S&P)
     occupies 141,661 square feet (97.5% of square feet, 96.4% of rental income)
     under two 15-year leases expiring on August 31, 2022 with no renewal options. The current blended rental rate per square foot of $28.04 increases annually by approximately 3.0%. Montgomery County, located adjacent to Washington, D.C., is Maryland's most populous jurisdiction and its most affluent. The Montgomery County government has the following governmental divisions at 255 Rockville Pike: Department of Finance,
     Department of Environmental Protection, Office of Human Resources,
     Department of Health and Human Services, Department of Permitting Services
     and Fire and Rescue Services. Montgomery County originally took occupancy in 1997 and expanded 1999, 2001, and 2007. In 2007 Montgomery County renewed both leases for a 15 year term.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       72

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                               255 ROCKVILLE PIKE
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                             ADDITIONAL INFORMATION

THE LOAN:

o    The 255 Rockville Pike Mortgage Loan is a $40.0 million, 10-year fixed rate loan secured by a suburban office building located in Rockville, Maryland.
     The 255 Rockville Pike Mortgage Loan is interest only for the entire loan term until the anticipated repayment date of September 1, 2017 and accrues interest at an annual rate of 6.650%. The final maturity date of the 255
     Rockville Pike Mortgage Loan is September 1, 2037.

THE BORROWER:

o    The 255 Rockville Pike Borrower is JOHNC Funding LLC, a Delaware limited liability company and a single purpose entity with at least one independent director for which the 255 Rockville Pike Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by
     John J. Cuticelli, Jr.

o    John Cuticelli has worked in commercial real estate since 1974. Since that time John Cuticelli has developed and managed over 1,500 apartment units and 1.75 million square feet of commercial real estate.

THE PROPERTY:

o    The 255 Rockville Pike Mortgaged Property consists of a fee simple interest in a three story suburban office building. The 255 Rockville Pike Mortgaged
     Property was originally built in 1972 as a retail center and demolished and redeveloped as the current office improvements in 1998.

o    The three-story improvements contain 145,291 net rentable square feet and are situated on 2.50 acres. Montgomery County occupies 97.5% of the total square feet and the Rockville Chamber of Commerce, Comcast Cable and a deli occupy the remaining space. There are 441 parking spaces located in a three-level subterranean parking garage, resulting in a parking ratio of
     3.0 spaces per 1,000 square feet.

o    The 255 Rockville Pike Mortgaged Property is situated within the
     Washington, D.C. metropolitan statistical area just outside the I-495
     "Beltway" approximately 20 miles northwest of downtown Washington, D.C. and one mile east of I-270 (Dwight D. Eisenhower Highway). The 255 Rockville
     Pike Mortgaged Property is located in the Rockville Town Center neighborhood proximate to the City of Rockville municipal offices and the
     Rockville Metro stop.

o    The City of Rockville and the Federal Realty Investment Trust are
     spearheading a $300 million redevelopment plan that will bring 144,000 square feet or retail, 400,000 square feet of office, 488 multifamily units, 173 condo units, a town square and a regional library to the area.

o    The 255 Rockville Pike Borrower is generally required at its sole cost and expense to keep the 255 Rockville Pike Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The 255 Rockville Pike Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism.

PROPERTY MANAGEMENT:

o    Essex Capital Partners, Ltd., a borrower related company, manages the 255
     Rockville Pike Mortgaged Property. Essex Capital Partners, Ltd. was
     established in 1992 in New York, New York and currently has a portfolio under management in excess of 2.5 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       73

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--------------------------------------------------------------------------------
                               255 ROCKVILLE PIKE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       74

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--------------------------------------------------------------------------------
                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

                               [4 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       75

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                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

                    LOAN INFORMATION
LOAN ORIGINATOR:              LaSalle
LOAN PURPOSE:                 Acquisition
ORIGINAL PRINCIPAL BALANCE:   $37,690,000
FIRST PAYMENT DATE:           October 1, 2007
TERM/AMORTIZATION:            120/360 months
INTEREST ONLY PERIOD:         60 months
MATURITY DATE:                September 1, 2017
EXPECTED MATURITY BALANCE:    $35,303,157
BORROWING ENTITY:             Ari-Northgate Blackhawk
                              Corporate Center, LLC
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout: 116 payments
                              Open: 4 payments
                              Defeasance
UP-FRONT RESERVES:
   INSURANCE RESERVE:         Yes
   TI/LC RESERVE:             $2,500,000
   ROLLOVER RESERVE:          $537,000
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:     Yes
   REPLACEMENT RESERVE:       $4,206
FUTURE DEBT MEZZANINE:        Yes
LOCKBOX:                      Hard

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:         $37,690,000
CUT-OFF DATE LTV:             74.3%
MATURITY DATE LTV:            69.6%
UNDERWRITTEN DSCR:            1.16x
MORTGAGE RATE:                6.010%

                              PROPERTY INFORMATION

PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Suburban
LOCATION:                     Phoenix, Arizona
YEAR BUILT/RENOVATED:         1997/NAP
NET RENTABLE SQUARE FEET:     252,350
CUT-OFF BALANCE PER SF:       $149
OCCUPANCY AS OF 06/08/2007:   97.4%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          ARI Commercial
                              Properties, Inc.
UNDERWRITTEN NET CASH FLOW:   $3,138,114
APPRAISED VALUE:              $50,700,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       76

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                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                                               TRAILING 12
                                  FULL YEAR      FULL YEAR       MONTHS
                                (12/31/2005)   (12/31/2006)   (06/31/2007)   UNDERWRITTEN
                                ------------   ------------   ------------   -------------

Effective Gross Income ......    $1,818,300     $3,366,613     $3,956,329     $4,311,303
Total Expenses ..............    $  536,009     $1,053,947     $1,191,219     $1,122,720
Net Operating Income (NOI)...    $1,282,291     $2,312,666     $2,765,110     $3,188,583
Cash Flow (CF) ..............    $1,282,291     $2,312,666     $2,765,110     $3,138,114
DSCR on NOI .................          0.47x          0.85x          1.02x          1.17x
DSCR on CF ..................          0.47x          0.85x          1.02x          1.16x

                             TENANT INFORMATION(1)

                               RATINGS         TOTAL       % OF               POTENTIAL       % OF           LEASE
TOP TENANTS               FITCH/MOODY'S/S&P  TENANT SF   TOTAL SF  RENT PSF     RENT     POTENTIAL RENT    EXPIRATION
------------------------  -----------------  ---------  ---------  --------  ----------  --------------  -------------

PetSmart ...............       NR/NR/BB        64,158     25.4%     $13.33   $  855,191       25.1%      01/31/2009(2)
Cox Communications .....    BBB-/Baa3/BBB-     41,178     16.3      $14.25      586,787       17.2       04/30/2016
OSI Collection Services       Not Rated        33,204     13.2      $11.69      388,155       11.4       12/31/2009
                                              -------     ----               ----------       ----
TOTAL ..................                      138,540     54.9%              $1,830,132       53.7%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

(2)  PetSmart combined occupies 64,158 square feet. 30,928 square feet will expire January 31, 2009 and the remaining 33,230 square feet expire on June
     30, 2009.

                           LEASE ROLLOVER SCHEDULE(1)

                        NO. OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION         EXPIRING          SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
-------------------    ---------------   ----------   ----------   ------------   ---------------   -------------

2008 ..............            2           28,899         11.5%        28,899           11.5%        $  372,977
2009 ..............            4          103,325         40.9        132,224           52.4%        $1,314,186
2010 ..............            2           23,428          9.3        155,652           61.7%        $  348,459
2011 ..............            2           15,658          6.2        171,310           67.9%        $  227,041
2012 ..............            1           18,919          7.5        190,229           75.4%        $  264,866
2014 ..............            2           20,943          8.3        211,172           83.7%        $  293,202
2016 ..............            1           41,178         16.3        252,350          100.0%        $  586,787
                             ---          -------        -----
TOTAL .............           14          252,350        100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       77

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--------------------------------------------------------------------------------
                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The three largest tenants, representing 54.9% of the net rentable square feet, are:

o    PETSMART (PetSmart Inc., NASD "PETM") (not rated by Fitch and Moody's and rated "BB" by S&P) occupies a total of 64,158 square feet (25.4% of square feet, 25.1% of rental income) under two leases expiring in 2009. The current blended rental rate per square foot of $13.33 increases to $13.70 on July 1, 2008. PetSmart provides products, services and solutions for pets. PetSmart offers various pet services, including grooming, precision cuts, baths, toenail trimming, tooth brushing, boarding for dogs and cats, on-call veterinarian care, surgical procedures, temperature controlled rooms and suites, daily specialty treats, play time and a day camp for dogs. PetSmart operates approximately 908 retail stores located in North
     America. As of the fiscal year ended January 28, 2007, PetSmart reported revenue of approximately $4.2 billion, net income of $185.1 million and stockholder equity of $1.0 billion.

o    COX COMMUNICATIONS (rated "BBB-" by Fitch, "Baa3" by Moody's and "BBB-" by
     S&P) occupies 41,178 square feet (16.3% of square feet, 17.2% of rental income) under a 19-year lease expiring on April 30, 2016. The current rental rate per square foot of $14.25 increases annually by approximately
     2.5% for the next three lease years, then annually by 3.5% for the remaining lease years. There are two five-year options to renew the lease with the rental rate per square foot determined at the lesser of the then current rental rate per square or 95.0% of the then fair market. Cox
     Communications is a multi-service broadband communications and entertainment company with more than 6 million total residential and commercial customers. Cox Communications provides cable television, advanced digital video service, local and long distance telephone, high-speed Internet access, commercial voice and data services, national and local cable advertising, promotional opportunities and production services.

o    OSI COLLECTION SERVICES (not rated) occupies 33,204 square feet (13.2% of square feet, 11.4% of rental income) under a six-year lease expiring on
     December 31, 2009. The current rental rate per square foot of $11.69 increases to $11.92 on January 1, 2009. There is one seven-year option to renew the lease with the rental rate per square foot determined at the then fair market. OSI Collection Services is a leading provider of business process outsourcing services designed to boost client profitability through strategic receivables management. OSI Collection Services has more than 50 years of collections experience and expertise in nine key industry groups, plus a commercial group that serves business-to-business needs. OSI
     Collection Services has 55 offices located in 25 states, plus Canada,
     Mexico and Puerto Rico, as well as associates based on-site at client locations.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       78

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                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The Northgate/Blackhawk Corporate Center Mortgage Loan is a $37.7 million,
     10-year fixed rate loan secured by a suburban office building located in
     Phoenix, Arizona. The Northgate/Blackhawk Corporate Center Mortgage Loan is
     interest only for the first five years of the loan term, matures on
     September 1, 2017 and accrues interest at an annual rate of 6.010%.

THE BORROWER:

o    The Northgate/Blackhawk Corporate Center Borrower is ARI-Northgate
     Blackhawk Corporate Center, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent manager. The sponsor of the Northgate/Blackhawk Corporate Center Mortgage
     Loan is Maxwell B. Drever.

o    Mr. Drever has over 30 years of commercial real estate experience and is the founder of Argus Realty Investors. Argus Realty Investors is a full service real estate investment company with 30 years of experience in acquiring and managing commercial real estate for its investors. Since inception, Argus Realty Investors has acquired and sold more than $1.4 billion in commercial real estate assets.

THE PROPERTY:

o    The Northgate/Blackhawk Corporate Center Mortgaged Property consists of a fee simple interest in a Class "A" suburban office complex built in 1997.
     The improvements consist of three one-story buildings containing a total of
     252,350 net rentable square feet and are situated on 23.95 acres. The three largest tenants are PetSmart, Cox Communications, Inc. and OSI Collection
     Services, Inc., which together occupy 54.9% of the total square feet. There are 1,367 surface parking spaces, resulting in a parking ratio of 5.9 spaces per 1,000 square feet.

o    The Northgate Business Center, constructed in 1997, consists of one one-story building containing 138,540 square feet. Major tenants include
     Petsmart, Cox Communications and GMAC.

o    The Blackhawk Corporate Center, constructed in 1997, consists of two one-story buildings containing 113,810 square feet. Major tenants include
     Allstate Insurance, Key Mortgage and Syntel, Inc.

o    The Northgate/Blackhawk Corporate Center Mortgaged Property is located in the northwest Phoenix, Arizona metropolitan area approximately 20 miles northwest of the downtown Phoenix central business district. The
     Northgate/Blackhawk Corporate Center Mortgaged Property is in close proximity to the Deer Valley Airport (the third busiest general aviation airport in the United States) and the Interstate 17, a north-south arterial, and Loop 101 Freeway interchange. The local neighborhood is made up of industrial users, the Deer Valley Airport, residential housing and retail.

o    The Northgate/Blackhawk Corporate Center Borrower is generally required at its sole cost and expense to keep the Northgate/Blackhawk Corporate Center
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Northgate/Blackhawk Corporate Center Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism; provided that such coverage is commercially available for properties similar to the Northgate/Blackhawk Corporate
     Center Mortgaged Property in or around the region in which the
     Northgate/Blackhawk Corporate Center Mortgaged Property is located;
     provided, further, the Northgate/Blackhawk Corporate Center Borrower is
     required to purchase insurance including terrorism coverage with a deductible not to exceed $25,000.

PROPERTY MANAGEMENT:

o    ARI Commercial Properties, Inc., a borrower related management company and division of Argus Realty Investors, manages the Northgate/Blackhawk
     Corporate Center Mortgaged Property. Argus Realty Investors manages more than eight million square feet throughout the United States.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       79

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--------------------------------------------------------------------------------
                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Northgate/Blackhawk Corporate Center Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) the mortgagee shall have approved the organizational documents of the mezzanine borrower and the terms and documents of the mezzanine loan; (c) the mezzanine lender will have executed a subordination and intercreditor agreement in form and substance reasonably acceptable to the mortgagee; (d) the amount of such mezzanine loan, when added to the outstanding principal balance of the
     Northgate/Blackhawk Corporate Center Mortgage Loan and any outstanding subordinate financing, must result in a loan-to-value ratio less than or equal to 80% and a debt service coverage ratio greater than or equal to
     1.10x; (e) the existing mezzanine loan shall have been repaid in full; and
     (f) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Northgate/Blackhawk Corporate Center Mortgage
     Loan.

o    The Northgate/Blackhawk Corporate Center Borrower is permitted to incur subordinate secured financing upon the satisfaction of the following terms and conditions, including without limitation: (a) all unpaid interest and other sums due up to the date of such financing shall have been fully paid;
     (b) the subordinate lender will have executed an intercreditor agreement in form and substance reasonably acceptable to the mortgagee and the rating agencies; (c) the amount of such subordinate loan, when added to the outstanding principal balance of the Northgate/Blackhawk Corporate Center
     Mortgage Loan and any outstanding mezzanine financing, must result in a loan-to-value ratio less than or equal to 80% and a debt service coverage ratio greater than or equal to 1.10x; and (d) the mortgagee will have received confirmation from the rating agencies that such subordinate financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Northgate/Blackhawk Corporate Center Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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--------------------------------------------------------------------------------
                      NORTHGATE/BLACKHAWK CORPORATE CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       81

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                        PARADISE VALLEY CORPORATE CENTER
--------------------------------------------------------------------------------

                               [3 PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       82

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

--------------------------------------------------------------------------------
                        PARADISE VALLEY CORPORATE CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION

LOAN ORIGINATOR:               LaSalle
LOAN PURPOSE:                  Refinance
ORIGINAL PRINCIPAL BALANCE:    $37,500,000
FIRST PAYMENT DATE:            July 1, 2007
TERM/AMORTIZATION:             120/360 months
INTEREST ONLY PERIOD:          60 months
MATURITY DATE:                 June 1, 2017
EXPECTED MATURITY BALANCE:     $35,076,235
BORROWING ENTITY:              Pacifica Paradise Valley,
                               LLC
INTEREST CALCULATION:          Actual/360
CALL PROTECTION:               Lockout: 117 payments
                               Open: 3 payments
                               Defeasance
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:      Yes
   TI/LC RESERVE:              $2,000,000
ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:      Yes
   TI/LC RESERVE:              $16,667
   REPLACEMENT RESERVE:        $3,308
LOCKBOX:                       Hard
  LETTER OF CREDIT(1):         $4,500,000

(1)  The letter of credit posted by Santa Barbara Bank and Trust represents a deposit to the Lease-Up Reserve which will, upon satisfaction of certain conditions, be released upon the earlier of June 1, 2010 (the "LOC Release
     Date") and the date upon which the Underwritten DSCR is 1.10x.

                              FINANCIAL INFORMATION

CUT-OFF DATE BALANCE:          $37,500,000
CUT-OFF DATE LTV(1):           71.4%
MATURITY DATE LTV:             66.8%
UNDERWRITTEN DSCR:             1.14x
MORTGAGE RATE:                 5.900%

(1)  Based on an "as is" value. Based on an "as-stabilized" value of $56,300,000 as of May 20, 2008, the Cut-off Date LTV is 66.6%.

                              PROPERTY INFORMATION

PROPERTY TYPE:                 Office
PROPERTY SUB-TYPE:             Suburban
LOCATION:                      Scottsdale, Arizona
YEAR BUILT/RENOVATED:          2002/NAP
NET RENTABLE SQUARE FEET:      198,501
CUT-OFF BALANCE PER SF:        $189
OCCUPANCY AS OF 12/12/2007:    79.0%
OWNERSHIP INTEREST:            Fee
PROPERTY MANAGEMENT:           Pacifica Property
                               Management, Inc.
UNDERWRITTEN NET CASH FLOW:    $3,034,794
APPRAISED VALUE:               $52,500,000

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                        PARADISE VALLEY CORPORATE CENTER
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                    FULL YEAR      FULL YEAR      FULL YEAR
                                  (12/31/2004)   (12/31/2005)   (12/31/2006)   UNDERWRITTEN
                                 -------------   ------------   ------------   ------------

Effective Gross Income .......    $4,346,256      $4,411,161     $4,925,748     $4,811,551
Total Expenses ...............    $1,263,974      $1,476,315     $1,712,977     $1,737,057
Net Operating Income (NOI) ...    $3,082,282      $2,934,845     $3,212,771     $3,074,494
Cash Flow (CF) ...............    $3,082,282      $2,934,845     $3,212,771     $3,034,794
DSCR on NOI ..................          1.15x           1.10x          1.20x          1.15x
DSCR on CF ...................          1.15x           1.10x          1.20x          1.14x

                              TENANT INFORMATION(1)

                                      RATINGS          TOTAL       % OF
TOP TENANTS                      FITCH/MOODY'S/S&P   TENANT SF   TOTAL SF
------------------------------   -----------------   ---------   --------

AGIA, Inc. ...................       Not Rated         17,958      9.0%
Progressive Casualty Insurance
   Company ...................        A+/A1/A+         15,170      7.6
Informative Graphics. ........       Not Rated         11,030      5.6
                                                       ------     ----
TOTAL ........................                         44,158     22.2%

                                             POTENTIAL         % OF          LEASE
TOP TENANTS                      RENT PSF      RENT      POTENTIAL RENT   EXPIRATION
------------------------------   --------   ----------   --------------   ----------

AGIA, Inc. ...................    $24.00    $  430,992        8.4%        11/30/2008
Progressive Casualty Insurance
   Company ...................    $23.76       360,393        7.0         02/28/2013
Informative Graphics. ........    $24.76       273,103        5.3         07/31/2008
                                            ----------       ----
TOTAL ........................              $1,064,488       20.8%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Fitch/Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                               NO. OF
                               LEASES    EXPIRING     % OF     CUMULATIVE     CUMULATIVE    BASE RENT
YEAR OF EXPIRATION            EXPIRING      SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
---------------------------   --------   --------   --------   ----------   -------------   ----------

MTM .......................       3         9,379      4.7%       9,379          4.7%       $  249,544
2008 ......................       9        63,885     32.2       73,264         36.9%       $1,556,714
2009 ......................       9        27,670     13.9      100,934         50.8%       $  719,759
2010 ......................       7        28,407     14.3      129,341         65.2%       $  728,118
2011 ......................       1         4,772      2.4      134,113         67.6%       $  127,651
2012 ......................       6        30,675     15.5      164,788         83.0%       $  829,775
Management Office .........       1           475      0.2      165,263         83.3%       $   11,400
Vacant ....................      10        33,238     16.7      198,501        100.0%               --
                                ---       -------    -----
TOTAL .....................      46       198,501    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

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                        PARADISE VALLEY CORPORATE CENTER
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                         SUMMARY OF SIGNIFICANT TENANTS

The three largest tenants, representing 22.2% of the net rentable square feet are:

o    AGIA, INC. (not rated) occupies 17,958 square feet (9.0% of square feet,
     8.4% of rental income) under a five-year lease expiring on November 30,
     2008. The current rental rate per square foot of $24.00 is constant during the remaining lease term. There are no options to renew the lease. AGIA,
     Inc. is an insurance mass marketing administrator helping insurance clients create, market and administer their insurance programs.

o    PROGRESSIVE CASUALTY INSURANCE COMPANY (NYSE: "PGR") (rated "A+" by Fitch,
     "A1" by Moody's and "A+" by S&P) occupies a total of 15,170 square feet
     (7.6% of square feet, 7.0% of rental income) under two leases, both expiring on February 28, 2013. The current blended rental rate per square foot of $23.76 is constant during the remaining lease term. There are two two-year options to renew the leases with the rental rate per square foot increasing bi-annually by 3%. Progressive Casualty Insurance Company provides personal and commercial automobile insurance and other specialty property-casualty insurance products and related services. Progressive
     Casualty Insurance Company writes insurance for automobiles, motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items. Progressive Casualty Insurance Company also offers liability and physical damage insurance for automobiles and trucks owned by small businesses, as well as provides professional liability insurance to community banks. As of the third quarter ended September 30, 2007,
     Progressive Casualty Insurance Company reported trailing 12 month revenue of approximately $14.8 billion, net income of $1.3 billion and stockholder equity of $5.3 billion.

o    INFORMATIVE GRAPHICS (not rated) occupies a total of 11,030 square feet
     (5.6% of square feet, 5.3% of rental income) under a five-year lease expiring on July 31, 2008. The current rental rate per square foot of
     $24.76 is constant during the remaining lease term. Informative Graphics
     Corporation is a provider of viewing and collaboration software, helping companies share electronic content with various levels of content security depending on the client. Founded in 1990, Informative Graphics has more than 3,000 customer sites worldwide and over two million users, including many Fortune 1000 companies, across a wide range of industries including finance, construction, government, healthcare/pharmaceutical, manufacturing and petrochemical. Paradise Valley Corporate Center is Informative
     Graphics' corporate headquarters.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       85

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                        PARADISE VALLEY CORPORATE CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The Paradise Valley Corporate Center Mortgage Loan is a $37.5 million,
     10-year fixed rate loan secured by a suburban office building located in
     Scottsdale, Arizona. The Paradise Valley Corporate Center Mortgage Loan is
     interest only for the first five years of the loan term, matures on June 1,
     2017 and accrues interest at an annual rate of 5.900%.

THE BORROWER:

o    The Paradise Valley Corporate Center Borrower is Pacifica Paradise Valley,
     LLC, a Delaware limited liability company and a single purpose entity with at least one independent director. The sponsor of the Paradise Valley
     Corporate Center Mortgage Loan is Russell Fraser.

o    Mr. Fraser is the President and Chief Operating Officer of Pacifica Real
     Estate Group, a firm he joined in 1987. Pacifica Real Estate Group specializes in the acquisition, development and management of industrial, retail and residential properties located in the Western United States.
     Founded in 1969, Pacifica Real Estate Group has a portfolio of approximately 1.5 million square feet of commercial real estate valued in excess of $250 million.

THE PROPERTY:

o    The Paradise Valley Corporate Center Mortgaged Property consists of a fee simple interest in a four-story Class "A" suburban office building constructed in 2002. The improvements contain 198,501 square feet and are situated on 6.26 acres. The three largest tenants are AGIA, Inc.,
     Progressive Casualty Insurance Company and Informative Graphics which together occupy 22.2% of the total square feet.

o    The Paradise Valley Corporate Center Mortgaged Property provides parking with a six-level attached garage containing 900 spaces. Together with the surface lot there are 966 parking spaces resulting in a parking ratio of
     4.9 spaces per 1,000 square feet. There are three elevators serving the office building and two serving the parking garage.

o    The Paradise Valley Corporate Center Mortgaged Property is located in the
     Paradise Valley neighborhood of Phoenix, Arizona approximately 12 miles northeast of the Phoenix central business district and proximate to the
     Paradise Valley Mall, a 1.3 million square foot regional mall anchored by
     Macy's, JC Penney, Costco, Dillard's and Sears. The surrounding neighborhood has restaurants, hotels, office and other retail uses. Access to the Paradise Valley Corporate Center Mortgaged Property is via four major east/west roadways that connect to the Piestewa Freeway (SR-51) and two major north/south roadways connecting to the Pima Freeway (Loop 101).

o    The Paradise Valley Corporate Center Borrower is generally required at its sole cost and expense to keep the Paradise Valley Corporate Center
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

o    The Paradise Valley Corporate Center Borrower is required, in accordance with the related loan documents, to obtain insurance against perils and acts of terrorism; provided that the Paradise Valley Corporate Center
     Borrower is required to purchase insurance including terrorism coverage with a deductible not to exceed $10,000.

PROPERTY MANAGEMENT:

o    Pacifica Property Management, Inc., a borrower related management company, manages the Paradise Valley Corporate Center Mortgaged Property. Pacifica
     Property Management provides its clients with a wide array real estate services.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       86

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1

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                        PARADISE VALLEY CORPORATE CENTER
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                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. See "Important Notice Regarding the
Offered Certificates" in this free writing prospectus.

                                       87

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-LS1
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CONTACT INFORMATION
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                        BANC OF AMERICA SECURITIES LLC
                        Geordie Walker
                        (704) 388-1597 (Phone)
                        (704) 388-9677 (Fax)
                        geordie.r.walker@bankofamerica.com

                        Chris Springer
                        (704) 388-1597 (Phone)
                        (704) 388-9677 (Fax)
                        chris.springer@bankofamerica.com

                        LEHMAN BROTHERS INC.
                        Kee Chan
                        (212) 526-1528 (Phone)
                        (212) 520-0839 (Fax)
                        kee.chan@lehman.com

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER. SEE "IMPORTANT NOTICE REGARDING THE
OFFERED CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.